1933 Act File No. 33-16755
                                                     1940 Act File No. 811-05303

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            X
                                                                 ---

      Pre-Effective Amendment No.         .......................

      Post-Effective Amendment No.    13 ........................  X
                                   ------                        ---

                                                                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          X
                                                                       ---

      Amendment No.  15  .........................................   X
                    -----                                          ---

                      BLANCHARD PRECIOUS METALS FUND, INC.

               (Exact Name of Registrant as Specified in Charter)

         Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779
                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                         (Registrant's Telephone Number)

                           John W. McGonigle, Esquire,
                           Federated Investors Tower,
                       Pittsburgh, Pennsylvania 15222-3779
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

    immediately upon filing pursuant to paragraph (b)
 X  on August 31, 1997 pursuant to paragraph (b)
    60 days after filing pursuant to paragraph (a) (i) on pursuant to paragraph
    (a) (i). 75 days after filing pursuant to paragraph (a)(ii) on _________________ pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has filed with the Securities and Exchange Commission a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940, and:

 X filed the Notice required by that Rule on November 15, 1996; or intends to file the Notice required by that Rule on or about ____________; or during the most recent fiscal year did not sell any securities pursuant to
Rule 24f-2 under the Investment Company Act of 1940, and, pursuant to Rule 24f-2(b)(2), need not file the Notice.


                                    ........Copies To:

Matthew G. Maloney, Esquire
Dickstein Shapiro Morin & Oshinsky LLP
2101 L Street, N.W.
Washington, D.C.  20037

                              CROSS REFERENCE SHEET

This Amendment to the Registration Statement of Blanchard Precious Metals Fund, Inc., is comprised of the following:

Part A.   INFORMATION REQUIRED IN A PROSPECTUS.
          Prospectus Heading
          (Rule 404(c) Cross Reference)

Item 1.            Cover Page.
Item 2.            Summary of Fund Expenses.
Item 3.            Highlights.
Item 4.            Investment Objectives and Policies; Additional
                   Information about the Fund; Additional Investment Information; Certain Investment Strategies and
                   Policies;
Item 5.            Management of the Funds; Portfolio Advisory Services.
                   Blanchard Precious Metals Fund, Inc. Information; Distribution of Shares of the Funds; Investor Services; Performance Information.
Item 6.            Additional Information about the Fund; Tax Matters.
                   General Information; Shareholder Information; Voting Rights; Tax Information; Federal Income Tax.
Item 7.            How to Invest; Investor Services.
Item 8.            How to Redeem.
Item 9.            Not Applicable

Part B.         INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item 10.   Cover Page.
Item 11.   Table of Contents.
Item 12.   Not Applicable
Item 13.   Investment Objective and Policies; Investment Restrictions.
Item 14.   The Management of the Fund; Directors Compensation.
Item 15.   Not Applicable
           Share Ownership.
Item 16.   Management Services
           Investment Advisory Services; Administrative Services; Custodian.
Item 17.   Portfolio Transactions.
Item 18.   Description of the Fund.
Item 19. Computation of Net Asset Value; Purchasing Shares; Determining Net Asset Value; Redeeming Shares; Redemption in Kind.
Item 20.   Tax Matters.
Item 21.   Not Applicable
Item 22.   Performance Information.
Item 23. Financial Statements for the fiscal year ended September 30, 1996 are incorporated herein by reference to the Fund's Annual
           Report and the Financial Statements of the semi-annual reporting period ended April 30, 1997 are incorporated herein by reference from the Fund's Semi-Annual Report (File
           Nos. 33-16755 and 811-05303).


                                  BLANCHARD
                                GROUP OF FUNDS

                         BLANCHARD GLOBAL GROWTH FUND

                     BLANCHARD PRECIOUS METALS FUND, INC.

                        BLANCHARD FLEXIBLE INCOME FUND

                  BLANCHARD SHORT-TERM FLEXIBLE INCOME FUND

                    BLANCHARD FLEXIBLE TAX-FREE BOND FUND

                             Combined Prospectus

                               August 31, 1997


                              B L A N C H A R D



BLANCHARD GROUP OF FUNDS

COMBINED PROSPECTUS

 . Blanchard Global Growth Fund

 . Blanchard Precious Metals Fund, Inc.

 . Blanchard Flexible Income Fund

 . Blanchard Short-Term Flexible Income Fund

 . Blanchard Flexible Tax-Free Bond Fund

Blanchard Funds (the "Trust"), which currently consists of six investment portfolios, and Blanchard Precious Metals Fund, Inc. (the "Company"), which currently consists of one investment portfolio (each portfolio individually referred to as a "Fund" and collectively as the "Funds"), are open-end management investment companies which offer separate investment alternatives for different investor needs. This prospectus relates only to four portfolios of the Trust. Virtus Capital Management, Inc. is the Funds' overall manager. There is no guarantee that the Funds will achieve their investment objectives.

Please read this Prospectus carefully and retain it for future reference. A copy of each Fund's Statement of Additional Information, dated August 31, 1997, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. You may request a copy of the Statements of Additional Information or a paper copy of this Prospectus, if you have received your Prospectus electronically, free of charge by calling 1-800-829- 3863. To obtain other information or make inquiries about the Funds, contact Signet Financial Services, Inc. at 1-800-829-3863. The Statements of Additional Information, material incorporated by reference into this document, and other information regarding the Funds, is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS, OBLIGATIONS OF, OR GUARANTEED BY SIGNET BANK OR ANY OF ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. IN ADDITION, THEY INVOLVE RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
Prospectus dated August 31, 1997



TABLE OF CONTENTS
--------------------------------------------------------------------------------

HIGHLIGHTS                     1          HOW TO REDEEM                 21
-------------------------------------     -------------------------------------


SUMMARY OF FUND EXPENSES            3     DISTRIBUTION OF SHARES OF THE
-------------------------------------     FUNDS                              23
                                          -------------------------------------


FINANCIAL HIGHLIGHTS                4
-------------------------------------
                                          TAX MATTERS                   24
                                          -------------------------------------


THE FUNDS' INVESTMENT OBJECTIVES
 AND POLICIES                       6
                                          PERFORMANCE INFORMATION       26
-------------------------------------     -------------------------------------

MANAGEMENT OF THE FUNDS            16     ADDITIONAL INFORMATION ABOUT THE
-------------------------------------     FUNDS                              28
                                          -------------------------------------


PORTFOLIO ADVISORY SERVICES        17
-------------------------------------     ADDITIONAL INVESTMENT INFORMATION  30
                                          -------------------------------------

HOW TO INVEST                      18      CERTAIN INVESTMENT STRATEGIES AND
-------------------------------------     POLICIES                           34

INVESTOR SERVICES                  20     -------------------------------------

-------------------------------------

                                          APPENDIX A                    46

                                          -------------------------------------


The Funds' investment objectives and policies are summarized below. See "The Funds' Investment Objectives and Policies" for a more complete discussion.

BLANCHARD GLOBAL GROWTH FUND ("BGGF") seeks to provide long-term capital growth. As worldwide investment and economic trends change rapidly, the flexible investment strategy of the Fund permits it to follow a global allocation strategy that contemplates shifts among strategic market sectors. These include the following: U.S. Equities; U.S. Fixed Income; Foreign Equities; Foreign Fixed Income; Precious Metals Securities; and Emerging Markets.

BLANCHARD PRECIOUS METALS FUND, INC. ("BPMF") seeks to provide long-term capital appreciation and preservation of purchasing power through investments in physical precious metals, such as gold, silver, platinum and palladium, and in securities of companies involved with precious metals. A secondary objective of the Fund is to reduce the risk of loss of capital and decrease the volatility often associated with precious metals investments by changing the allocation of its assets from precious metals securities to physical precious metals and/or investing in short-term instruments and government securities during periods when the Fund's portfolio manager believes the precious metals markets may experience declines.

BLANCHARD FLEXIBLE INCOME FUND ("BFIF") seeks to provide high current income while seeking opportunities for capital appreciation. The Fund is designed for fixed-income investors with a long-term investment horizon. The Fund invests in different fixed income securities markets: U.S. Government Securities, Investment Grade Fixed Income Securities, High Yield Securities and International Fixed Income Securities. In seeking its objective of high current income, the Fund also takes into consideration preservation of capital.

BLANCHARD SHORT-TERM FLEXIBLE INCOME FUND ("BSTFIF") seeks to provide a high level of current income consistent with preservation of capital by investing primarily in a broad range of short-term debt securities. The Fund will normally maintain a dollarweighted average portfolio maturity of three years or less. The Fund intends to invest primarily in investment-grade securities.

BLANCHARD FLEXIBLE TAX-FREE BOND FUND ("BFTFBF") seeks to provide a high level of current interest income exempt from Federal income tax consistent with the preservation of principal. The Fund invests primarily in bonds of varying maturities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest from which, in the opinion of bond counsel for the issuer, is exempt from Federal income tax. The Fund has no restrictions on the maturities of bonds that it may purchase. Rather, it retains the flexibility to lengthen or shorten the overall maturity of its portfolio based on its Portfolio Adviser's outlook on interest rate movements, as it attempts to reduce any price volatility. The Fund invests primarily in high quality, investment-grade bonds.

HIGHLIGHTS
-------------------------------------------------------------------------------

FUND MANAGEMENT

Virtus Capital Management, Inc. ("VCM") provides the overall management services necessary for the Funds' operations. As of June 30, 1997, VCM had more than $1.9 billion in assets under management. VCM selected, and continually monitors and evaluates, the Funds' Portfolio Advisers. The Portfolio Advisers are responsible for the selection of each Fund's portfolio investments.


VCM receives monthly compensation from each Fund based on the amount of assets under management. VCM, not the Fund, pays the fees of each Portfolio Adviser pursuant to a sub-advisory agreement. See "Management of the Funds" and "Portfolio Advisory Services."

HOW TO INVEST AND REDEEM

You may purchase shares directly from Federated Securities Corp. (the "Distributor"), which is each Fund's principal distributor. You may also purchase shares from broker-dealers who have entered into a dealer agreement with the Distributor.

The minimum amount required to open an account in any of the Funds is $3,000 ($2,000 for qualified retirement plans, such as IRAs and Keoghs). The minimum subsequent investment requirement for all Funds is $200. There is no fee for additional investments made to existing accounts, nor is there a fee charged when redeeming shares, sometimes called a back-end load. Each Fund has also adopted a distribution plan which permits the reimbursement of distribution expenses by the Fund on an annual basis. See "How to Invest" and "Distribution
of Shares of the Funds."     You may redeem your shares on any business day at
the next determined net asset value calculated after Signet Financial Services, Inc. ("Signet") has received the redemption request in proper form. See "How to Redeem."

Each Fund reserves the right to close to further new investments if such Fund's Portfolio Adviser believes that the Fund's size may hamper their effectiveness in managing the portfolio. In this event, no new investments will be accepted until further review. Shareholders who have established accounts prior to the closure date will be allowed to add to their accounts.

INVESTOR SERVICES AND PRIVILEGES

The Funds offer certain investor services and privileges that may be suited to your particular investment needs, including free Telephone Exchange Privileges, Investment and Withdrawal Plans and various Retirement Plans. See "Investor Services."

DIVIDENDS

BGGF and BPMF intend to declare dividends at least annually from net investment income. BSTFIF, BFTFBF and BFIF intend to declare dividends daily and pay monthly from net investment income. Dividends are automatically reinvested in additional Fund shares at net asset value on the payment date and are reflected in the statements we send you, unless you elect to receive them in cash, in which case we will send you a monthly check. See "Tax Matters."

SPECIAL CONSIDERATIONS

The Funds are non-diversified funds. Non-diversified Funds may be invested in a limited number of issues; thus, there may be greater risk in an investment in these Funds than in diversified investment companies. Moreover, there are potential risks associated with certain of the Funds' investments and additional risk considerations that may be associated with certain techniques and strategies employed by the Funds, including those relating to investments in foreign securities and futures and options transactions. Such risks may not be incurred by other investment companies which have similar investment objectives, but which do not use these techniques and strategies.

Blanchard Funds is organized as a Massachusetts business trust, and the Blanchard Precious Metals Fund, Inc. is organized as a Maryland corporation. In each state, nomenclature varies. For convenience, in this Prospectus, you will be referred to as "shareholders," your Fund shares as "shares" and your directors or trustees as "Board Members." In addition, the portfolio advisers will be collectively referred to as "Portfolio Advisers."


SUMMARY OF FUND EXPENSES
-------------------------------------------------------------------------------

                                                 BGGF  BPMF  BFIF  BSTFIF BFTFBF
                                                 ----  ----  ----  ------ ------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
 (as a percentage of offering price)...........  NONE  NONE  NONE   NONE   NONE
Maximum Sales Load Imposed on Reinvested
 Dividends
 (as a percentage of offering price)...........  NONE  NONE  NONE   NONE   NONE
Contingent Deferred Sales Charge
 (as a percentage of original purchase price
 or redemption proceeds, as applicable)........  NONE  NONE  NONE   NONE   NONE
Redemption Fees
 (as a percentage of amount redeemed, if
 applicable)...................................  NONE  NONE  NONE   NONE   NONE
Exchange Fee...................................  NONE  NONE  NONE   NONE   NONE
ANNUAL FUND OPERATING EXPENSES
 (As a percentage of average net assets)
Management Fee (after waiver if applicable)(1).  1.00% 1.00% 0.74%  0.50%  0.00%
12b-1 Fees (after waiver if applicable)(2).....  0.75% 0.75% 0.25%  0.25%  0.00%
Other Expenses (after waivers if
 applicable)(3)................................  0.77% 0.57% 0.60%  0.64%  1.01%
 Total Fund Operating Expenses (after waivers
   if applicable)(4)...........................  2.52% 2.32% 1.59%  1.39%  1.01%

(1) The management fee of Flexible Income Fund, Short-Term Flexible Income Fund and Flexible Tax-Free Bond Fund have been reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75% for the Flexible Income Fund, Short-Term Flexible Income Fund and the Flexible Tax-Free Bond Fund.

(2) The maximum 12b-1 fee for the Flexible Tax-Free Bond Fund is 0.25%.

(3) Other expenses would have been 1.24% for the Flexible Tax-Free Bond Fund absent the voluntary waivers by the administrator. The administrator can terminate the voluntary waiver at any time at its sole discretion.

(4) Total Fund Operating Expenses would have been 1.60% for Flexible Income Fund, 1.64% for Short-Term Flexible Income Fund and 2.24% for Flexible Tax-Free Bond Fund absent the voluntary waivers described above in Notes 1, 2 and 3.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Funds will bear either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Management of the Funds" and "Distribution of Shares of the Funds."

For the Global Growth Fund and the Precious Metals Fund, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under the National Association of Securities Dealers, Inc.

Example:

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return; and (2) redemption at the end of each time period. As noted in the table above, the Funds charge no redemption fees.

                                                    BGGF BPMF BFIF BSTFIF BFTFBF
                                                    ---- ---- ---- ------ ------
1 year............................................. $ 26 $ 24 $ 16  $ 14   $ 10
3 years............................................ $ 78 $ 72 $ 50  $ 44   $ 32
5 years............................................ $134 $124 $ 87  $ 76   $ 55
10 years........................................... $286 $266 $189  $167   $122

  THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



FINANCIAL HIGHLIGHTS--BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------
(For a share outstanding throughout each period)

The financial highlights for the periods ended September 30, 1996 or April 30, 1996 have been audited by Deloitte & Touche LLP, independent auditors of Blanchard Funds and Blanchard Precious, Metals Fund, Inc. (collectively referred to as the "Funds"). Their reports dated November 15, 1996 are included in the Funds respective Annual Reports, which are incorporated by reference. This table should be read in conjunction with the Funds' financial statements and notes thereto, which may be obtained free of charge from the Funds.
                                        Net realized                                                        Distributions
                                            and                                                               from  net
                                         unrealized                                                         realized gain
               Net asset               gain/(loss) on             Distributions Distributions               on investments
Period ended    value,        Net       investments   Total from    from net     in excess of     Tax        and foreign
April 30, or   beginning  investment    and foreign   investment   investment   net investment   return        currency
September 30,  of period income/(loss)    currency    operations     income       income(g)    of capital    transactions
-------------  --------- ------------- -------------- ----------  ------------- -------------- ----------   --------------
BGGF
1987(a)         $ 8.00        0.01          2.50         2.51            --            --           --             --
1988            $10.51        0.14         (0.21)       (0.07)        (0.12)           --           --          (0.64)
1989            $ 9.68        0.22          0.49         0.71         (0.10)           --           --          (0.18)
1990            $10.11        0.30          0.09         0.39         (0.38)           --           --          (0.50)
1991            $ 9.62        0.30          0.14         0.44         (0.21)           --           --          (0.21)
1992            $ 9.64        0.33          0.26         0.59         (0.31)           --           --             --
1993            $ 9.92        0.25          0.32         0.57         (0.30)           --           --          (0.19)
1994            $10.00        0.03          1.29         1.32            --            --           --          (1.28)
1995            $10.04        0.08         (0.19)       (0.11)           --            --           --             --
1996            $ 9.71        0.04          1.86         1.90         (0.04)        (0.04)          --             --
1996(b)         $11.53        0.08          0.13         0.21            --            --           --             --
BPMF
1989(c)         $ 8.00        0.02         (0.83)       (0.81)           --            --           --             --
1990            $ 7.19       (0.03)(k)     (0.59)(k)    (0.62)           --            --        (0.14)         (0.03)
1991            $ 6.30       (0.08)(k)     (0.93)(k)    (1.01)           --            --           --             --
1992            $ 5.29       (0.09)(k)     (0.16)(k)    (0.25)           --            --           --             --
1993            $ 5.04       (0.08)(k)      1.87(k)      1.79            --            --           --             --
1994            $ 6.83       (0.11)(k)      2.01(k)      1.90            --            --           --             --
1995            $ 8.73       (0.02)        (0.41)       (0.43)           --            --        (0.09)         (0.03)
1996            $ 7.12       (0.10)(k)      2.75(k)      2.65            --            --           --             --
1996(b)         $ 9.77       (0.10)        (0.77)       (0.87)           --            --           --             --
BFIF
1993(d)         $ 5.00        0.21          0.09         0.30         (0.21)           --           --             --
1994            $ 5.09        0.40         (0.17)        0.23         (0.36)           --        (0.03)         (0.08)
1995            $ 4.85        0.30         (0.13)        0.17            --            --        (0.31)            --
1996            $ 4.71        0.28          0.10         0.38         (0.31)           --           --             --
1996(b)         $ 4.78        0.15          0.04         0.19         (0.13)           --        (0.00)(o)         --
BSTFIF
1993(e)         $ 3.00        0.00(o)       0.00(o)      0.00(o)      (0.00)(o)        --           --          (0.00)(o)
1994            $ 3.00        0.17         (0.06)        0.11         (0.17)           --           --          (0.01)
1995            $ 2.93        0.15            --         0.15         (0.14)        (0.00)(o)       --             --
1996            $ 2.94        0.22            --         0.22         (0.17)        (0.00)(o)       --             --
1996(b)         $ 2.99        0.07          0.01         0.08         (0.06)        (0.00)(o)    (0.01)            --
BFTFBF
1994(f)         $ 5.00        0.18         (0.20)       (0.02)        (0.18)           --           --          (0.03)
1995            $ 4.77        0.24          0.26         0.50         (0.23)        (0.01)          --             --
1996            $ 5.03        0.22          0.13         0.35         (0.22)        (0.00)(o)       --             --
1996(b)         $ 5.16        0.11          0.15         0.26         (0.11)           --           --             --

*Computed on an annualized basis.
(a) Reflects operations for the period from June 1, 1986 (commencement of operations) to April 30, 1987.
(b) The funds have changed their fiscal year ends from April 30 to September 30. Reflects operations for the period from May 1, 1996 to September 30, 1996.
(c) Reflects operations for the period from June 22, 1988 (commencement of operations) to April 30, 1989.
(d) Reflects operations for the period from November 2, 1992 (commencement of operations) to April 30, 1993.
(e) Reflects operations for the period from April 16, 1993 (commencement of operations) to April 30, 1993.
(f) Reflects operations for the period from August 12, 1993 (commencement of operations) to April 30, 1994.
(g) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.


FINANCIAL HIGHLIGHTS--BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------

 Distributions
   in excess                                           Ratios to Average Net Assets
of net realized                    Net               -------------------------------------------
    gain on                       asset                                                Expense    Net assets,
investments and                  value,                                  Net           waiver/      end of       Average
foreign currency      Total        end      Total                    investment       reimburse-    period      commission
transactions(g)   distributions of period return(h)  Expenses       income/(loss)      ment(i)   (000 omitted) rate paid(j)
----------------  ------------- --------- ---------  --------       -------------     ---------- ------------- ------------
        --               --      $10.51     31.38%     3.10%*            0.34%*            --      $149,018           --
        --            (0.76)     $ 9.68     (0.57%)    2.28%             1.42%             --      $246,569           --
        --            (0.28)     $10.11      7.54%     2.29%             2.27%             --      $244,048           --
        --            (0.88)     $ 9.62      3.74%     2.28%             2.86%             --      $233,300           --
        --            (0.42)     $ 9.64      4.61%     2.36%             2.84%             --      $193,593           --
        --            (0.31)     $ 9.92      6.24%     2.31%             2.31%             --      $128,047           --
        --            (0.49)     $10.00      6.08%     2.40%             1.72%             --      $ 84,780           --
        --            (1.28)     $10.04     12.91%     2.61%             0.67%             --      $109,805           --
     (0.22)           (0.22)     $ 9.71     (1.04%)    2.51%             0.76%             --      $ 87,088           --
        --            (0.08)     $11.53     19.68%     2.54%             0.38%             --      $ 71,182           --
        --               --      $11.74      1.91%     2.52%*            1.60%*            --      $ 67,907      $0.0040
        --               --      $ 7.19    (10.20%)    3.99%*(l)(m)      0.77%*(l)(n)      --      $ 25,837           --
     (0.10)           (0.27)     $ 6.30    (10.90%)    2.95%            (0.40%)            --      $ 31,539           --
        --               --      $ 5.29    (16.00%)    3.05%            (1.28%)            --      $ 24,924           --
        --               --      $ 5.04     (4.70%)    3.09%            (1.57%)            --      $ 20,900           --
        --               --      $ 6.83     35.50%     3.24%            (1.46%)            --      $ 32,636           --
        --               --      $ 8.73     27.80%     2.46%            (1.21%)            --      $ 68,092           --
     (1.06)           (1.18)     $ 7.12     (4.39%)    2.49%            (1.48%)            --      $ 75,282           --
        --               --      $ 9.77     37.03%     2.36%            (1.27%)            --      $129,289           --
        --               --      $ 8.90     (8.90%)    2.32%*           (1.13%)*           --      $ 87,888      $0.0199
        --            (0.21)     $ 5.09      6.17%     0.20%*            9.02%*            --      $315,845           --
        --            (0.47)     $ 4.85      4.11%     1.30%             7.10%             --      $550,254           --
        --            (0.31)     $ 4.71      3.74%     1.58%             6.52%             --      $262,423           --
        --            (0.31)     $ 4.78      8.06%     1.56%             6.06%             --      $206,235           --
        --            (0.13)     $ 4.84      3.95%     1.59%*            7.38%*          0.01%*    $187,353           --
        --            (0.00)(o)  $ 3.00      0.15%     3.03%*            3.89%*            --      $  2,000           --
        --            (0.18)     $ 2.93      3.72%     0.63%             5.64%           1.42%     $ 42,381           --
        --            (0.14)     $ 2.94      5.34%     1.38%             4.80%           0.75%     $ 23,445           --
        --            (0.17)     $ 2.99      7.47%     1.44%             5.49%           0.40%     $177,766           --
        --            (0.07)     $ 3.00      2.61%     1.39%*            5.26%*          0.25%*    $158,034           --
        --            (0.21)     $ 4.77     (0.48%)    0.00%*            6.79%*          2.22%*    $ 23,267           --
        --            (0.24)     $ 5.03     10.74%     1.00%             4.87%           1.17%     $ 19,496           --
        --            (0.22)     $ 5.16      6.86%     1.05%             4.43%           1.25%     $ 22,723           --
        --            (0.11)     $ 5.31      5.02%     1.01%*            4.83%*          1.23%*    $ 22,570           --
 Distributions
   in excess
of net realized
    gain on
investments and
foreign currency  Portfolio
transactions(g)   turnover
----------------- ---------
        --            70%
        --           120%
        --            85%
        --            88%
        --            78%
        --           109%
        --           138%
        --           166%
     (0.22)          221%
        --            91%
        --            47%
        --            21%
     (0.10)           56%
        --            57%
        --            62%
        --            66%
        --           174%
     (1.06)          116%
        --           176%
        --            36%
        --           129%
        --           346%
        --           455%
        --           431%
        --            87%
        --            36%
        --           212%
        --            84%
        --           291%
        --            21%
        --           190%
        --           170%
        --           275%
        --            25%

(h) Based on net asset value.
(i) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(j) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.
(k) Calculated based on average shares outstanding-prior years amounts restated for comparative purposes.
(l) Net of expense reimbursement.
(m) During the Fund's first year (1989), the net expense ratio to average net assets would have been 4.03%, if a portion of the 12b-1 distribution and management fees had not been waived by the prior distributor and prior manager, respectively.
(n) The investment income ratio to average net assets would have been 0.72%, if a portion of the 12b-1 distribution and management fees had not been waived by the prior distributor and prior manager, respectively.
(o) Less than one cent per share.
    Further information about the Funds' performance is contained in the Funds' Annual Reports dated September 30, 1996, which may be obtained free of charge from the Funds.


THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES
-------------------------------------------------------------------------------

The investment objectives and policies of each Fund are described below. Specific investment techniques that may be employed by the Funds are described in a separate section of this Prospectus and in each Fund's Statement of Additional Information. Our investment objectives and certain policies, except as noted, are fundamental and can only be changed by vote of a majority of the outstanding shares of a particular Fund. We may not always achieve our objectives, but will follow the investment standards described below.

BLANCHARD GLOBAL GROWTH FUND

The Fund seeks to provide long-term capital growth. Current income is incidental to the Fund's objective. The Fund attempts to achieve its objective through the implementation of the strategy outlined below. The Fund will invest, under normal market conditions, at least 65% of the value of its total assets in securities of at least three different countries.

The Fund's investment policies reflect the opinion of Mellon Capital Management, Inc. ("MCM" or the "Portfolio Adviser"), the Fund's portfolio adviser or sub-adviser, that the world economic system is characterized by various cycles affecting, among other things, business activities, inflation, interest rates, currencies, and price levels and that by shifting its assets among the six investment sectors, the Fund can take advantage of investment opportunities created by such cycles. MCM believes that within each cycle, certain investment sectors offer more investment opportunities than others. Naturally, there can be no guarantee that MCM can predict business cycles with 100% accuracy or that the objective of the Fund can be achieved.

When Fund management believes that market conditions warrant a temporary defensive position, it may invest up to 100% of the Fund's assets in cash, including foreign currencies, short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities and securities of the U.S. government and its agencies and instrumentalities.

VCM has identified the following six strategic investment sectors which have generally responded, both positively and negatively, to almost all major economic trends. A percentage of the Fund's assets need not be allocated into all sectors. The following table indicates the maximum percentage of total assets of the Fund that may be invested in each sector. The Fund may have zero percent allocated to any sector when deemed appropriate by MCM.

             PERCENTAGE OF TOTAL ASSETS OF THE FUND IN EACH SECTOR

   SECTORS                            MAXIMUM
   -------                            -------
   U.S. Equities Sector                  65%
   Foreign Equities Sector               65%
   U.S. Fixed Income Sector              65%
   Foreign Fixed Income Sector           65%
   Precious Metals Securities Sector     25%
   Emerging Markets Sector               15%


The Portfolio Adviser will actively allocate Fund assets, through investments in the U.S. Equities, Foreign Equities, U.S. Fixed Income and Foreign Fixed Income Sectors, across the major debt and equity markets of the world, overweighting sectors that the Portfolio Adviser believes are undervalued. The Portfolio Adviser may also allocate Fund assets to the Precious Metals Securities Sector and the Emerging Markets Sector in an attempt to further diversify portfolio holdings, protect against increases in inflation and enhance overall returns. The Portfolio Adviser will monitor currency exposure, and such exposure will be actively hedged as currencies become overvalued.

It is possible that an overlapping of investments among the six investment sectors may occur. For example, investments in U.S. equity securities are not found only in the U.S. Equities Sector, as the Precious Metals Securities Sector may invest in common stocks of U.S. precious metals-related companies as well. Therefore, if the U.S. Equities Sector was at its maximum allocation of 65% of the Fund's assets, and the Precious Metals Securities Sector had investments in U.S. common stocks of precious metals companies, the total assets of the Fund invested in U.S. equity securities could exceed 65%.

U.S. EQUITIES, FOREIGN EQUITIES, U.S. FIXED INCOME AND FOREIGN FIXED INCOME SECTORS. Within the four U.S. and foreign equities and income sectors, the Portfolio Adviser will use a highly disciplined process to determine the percentage of the Fund's assets which will be from time-to-time allocated among each U.S. and foreign country's markets, based upon the Portfolio Adviser's assessment of risk and the degree by which each such market is currently undervalued. (The foreign countries which will be included within the Foreign Equities and the Foreign Fixed Income Sectors are the following:
Australia, Austria, Belgium, Canada, Denmark, France, Finland, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/Malaysia, South Africa, Spain, Sweden, Switzerland and the United Kingdom. This list may be modified from time-to-time to conform to the list of countries included in the Morgan Stanley Capital International World Index [the "Morgan Stanley Index"]).

In estimating the relative attractiveness of each asset class, MCM will take into account various factors. Common stocks will be evaluated using a "dividend-discount" model. This model provides an expected return of the relevant common stock index of each market in which the Fund may invest (i.e., the Standard & Poor's 500 Composite Stock Price Index* [the "S&P 500 Index"] for the U.S. Equities Sector, and the separate country indices comprising the Morgan Stanley Index for the Foreign Equities Sector) based upon earnings for companies whose stocks are included in such Indices. The expected bond return is that expected to be produced by long-term bonds with credit risks similar to bonds rated Aa by Moody's Investors Service, Inc. ("Moody's") or AA by Standard & Poor's Ratings Group ("Standard & Poor's").
--------
*"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)" and "Standard & Poor's 500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by MCM.

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to MCM is the licensing of certain trademarks and trade names of Standard & Poor's and of the S&P 500 Index which is determined, composed and calculated by Standard & Poor's without regard to MCM or the Fund. Standard & Poor's has no obligation to take the needs of MCM or the


Once expected return and volatility (risk) estimates are developed for each asset class within the four U.S. and foreign equity and fixed income sectors, the Portfolio Adviser will attempt to identify apparent imbalances in the relative prices of the securities of each market, using a computer model.

To implement its allocation strategy, the Portfolio Adviser will invest in the following securities: (i) in the U.S. Equity Sector, the Portfolio Adviser will invest in a diversified portfolio of common stocks which seeks to track the performance of the S&P 500 Index; (ii) in the U.S. Fixed Income Sector, the Portfolio Adviser will invest in a diversified portfolio of U.S. fixed income obligations which seeks to track the performance of the Lehman Long- Term Treasury Index; (iii) in the Foreign Equities Sector, the Portfolio Adviser will invest in a diversified portfolio of common stocks which seeks to track the performance of individual country segments of the Morgan Stanley Index; (iv) and in the Foreign Fixed Income Sector, the Portfolio Adviser will invest in a portfolio of foreign government fixed income obligations which seeks to track the individual country segments of the Salomon Brothers World Government (5+) Bond Index.

The Fund is not an "Index Fund," and thus does not have a policy of weighting its portfolio so as to approximate the relative composition of the securities contained in the indices which it seeks to track. Rather, it seeks to track performance by investing in a select group of securities (each of which is included in the relevant index) which the Portfolio Adviser believes, taken together, will represent the performance of the index as a whole.

PRECIOUS METALS SECURITIES SECTOR. Precious metals securities include securities of metal mining producer and non-producer companies that are engaged in (i) the exploration, refining and development of gold, silver, palladium, and platinum; (ii) the manufacture or production of products incorporating such precious metals (for example, jewelry, photographic supplies and medical equipment and supplies); or (iii) the marketing of precious metals or precious metals products. Such

--------
Footnote continued from page 7.
owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the Fund.

STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND STANDARD & POOR'S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY MCM, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


marketing companies may be in the industries named above or in separate industries that fall into the category of wholesale-retail trade. A company will be considered to be "engaged in" such activity if it derives more than 50% of its revenues from or devotes more than 50% of its assets to such activity.

In particular, the Portfolio Adviser may invest in (1) publicly-traded common stocks, (2) securities convertible into common stocks, such as convertible preferred stock, convertible debentures, convertible rights and warrants (to the extent permissible by the Fund's investment policies), and (3) debt securities of such companies, all of which are believed by the Portfolio Adviser to have the potential for appreciation.

EMERGING MARKETS SECTOR. The Fund may invest in emerging country equity securities, which would include common stock, preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchase warrants and rights, equity interests in trusts and partnerships and American, Global or other types of Depository Receipts of companies; (i) the principal securities market for which is an emerging country; (ii) that alone or on a consolidated basis derive 50% or more of their annual revenue from either goods produced, sales made or services performed in emerging countries; or (iii) that are organized under the laws of, and with a principal office in, an emerging country. Determinations as to eligibility will be made by the Portfolio Adviser based upon publicly available information and inquiries made to the companies.

An emerging country is any country that the International Bank for Reconstruction and Development (more commonly known as the World Bank) has determined to have a low or middle income economy. There are currently over 130 countries which are considered to be emerging countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Currently investing in many emerging countries is not feasible or may involve unacceptable political risks. The Emerging Markets Sector will focus its investments on those emerging market countries in which the Portfolio Adviser believes the economies are developing strongly and in which the markets are becoming more sophisticated.

In addition to the normal determinants of interest rates, inflation, economic growth and currency movements, country selections and weightings in emerging growth markets are determined by developmental trends, credit ratings, the political environment, market liquidity, progress towards privatization and the degree of foreign investor interest. In addition to emphasizing industries which are crucial to the development trend in a country and assessing financial reporting standards and the availability of public information, stock selection is based on a fundamental analysis of specific criteria including (i) quality of management; (ii) stock fundamentals (strong earnings growth and profit potential, positive cash flow, sound balance sheet, geographical sales and profit spread, and good marketability in shares); and (iii) price and timing.

Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depository receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depository receipts.

OPTIONS AND FUTURES. With respect to all sectors, the Portfolio Adviser may utilize stock and bond futures and options, currency hedging, and other investment techniques described under "Certain


Investment Strategies and Policies--Options and Futures" and in the Fund's Statement of Additional Information, subject to the limitations set forth therein.

BLANCHARD PRECIOUS METALS FUND, INC.

The Fund's primary investment objective is to provide long-term capital appreciation and preservation of purchasing power through investments in physical precious metals and securities of companies involved with precious metals. A secondary objective is to reduce the risk of loss of capital and decrease the volatility often associated with precious metals investments by changing the allocation of the Fund's assets from precious metals securities to physical precious metals investments and/or investing in short-term instruments and government securities during periods when the Portfolio Adviser, Cavelti Capital Management Ltd., believes the precious metals markets may experience declines.

For the purpose of this Fund, the term "Precious Metals Securities" refers to the debt and equity securities of domestic and foreign companies listed on domestic and foreign exchanges which are directly involved in the exploration, development, mining, refining, manufacturing, dealing or marketing of precious metals or precious metals products. A company will be considered to be "involved in" such activity if it derives more than 50% of its revenues from or devotes more than 50% of its assets to such activity. The Fund may invest in (1) publicly-traded common stocks, (2) securities convertible into common stocks, such as convertible preferred stock, convertible debentures, convertible rights and warrants (to the extent permissible by the Fund's investment policies), and
(3) debt securities of such companies, all of which are believed by the Portfolio Adviser to have the potential for appreciation. In addition, when the Portfolio Adviser believes that market conditions warrant, the Fund may invest up to 100% of its assets in certain short-term instruments.

The Fund may, from time to time, invest up to 5% of its assets in unrated foreign debt securities which are judged by the Portfolio Adviser to be of at least comparable quality to lower-rated U.S. debt securities (usually defined as Baa or lower by Moody's or BBB or lower by Standard & Poor's). The selection of unrated foreign debt securities will depend to a great extent on the credit analysis performed by the Portfolio Adviser. Since it is possible that the Fund could have up to 100% of its total assets in equity securities of domestic and foreign companies directly involved in the exploration, development, mining, refining, manufacturing, dealing or marketing of precious metals or precious metals products, the Fund may be subject to greater risks and greater market fluctuations than funds with a more diversified general equity portfolio.

The Fund may invest up to 49% of its total assets in physical precious metal of gold, silver, platinum or palladium through holdings in bullion or precious metals certificates or storage receipts representing the physical metals. When the Fund invests in precious metals certificates and storage receipts, it receives certificates evidencing ownership of specific amounts of precious metals bullion, instead of taking physical possession of the bullion represented by the certificate. The Fund relies on the issuers of such documents to maintain the underlying precious metal on deposit. A default by any of the issuers could expose the Fund to loss of the metal on deposit. The Fund will purchase certificates from institutions where the certificate is 100% backed by physical precious metals in the possession of the institutions and enter into such transactions only with banks, brokers, dealers and clearinghouses which have assets of over $1 billion and, in the Portfolio Adviser's opinion, have a high degree of creditworthiness. The creditworthiness of the issuers will be monitored by the Portfolio Adviser on an ongoing basis.



The Fund will not invest in coins. The Fund may purchase contracts for forward delivery of physical precious metals. Forward contracts for precious metals are contracts between the Fund and institutions dealing in precious metals for the future receipt or delivery of metals at a price fixed at the time of the transaction. While some of the Fund's investments may earn interest or dividends, the Fund is not designed for investors seeking income. The Fund's investment strategy calls for different approaches to the precious metals markets in different economic and investment conditions.

As Precious Metals Securities have historically out-performed the price of the physical metals during periods of generally rising precious metals prices, the Fund will ordinarily tend to emphasize precious metals securities over physical precious metals investments during such periods. However, to the extent that the current behavior of precious metals markets does not conform to historical patterns at any given time, investments of the Fund will be placed in those markets believed by the Portfolio Adviser to have the most promising potential for appreciation. Conversely, during periods of stable or falling precious metals prices, physical precious metals have generally held their value better than precious metals securities. Therefore, during those periods, the Fund will tend to emphasize investments in physical precious metals investments.

As the Fund can invest in all four precious metals: gold, silver, platinum and palladium, the Portfolio Adviser will attempt to capitalize on price differentials in the metals markets. Although the Portfolio Adviser believes that prices of gold, silver, platinum or palladium generally tend to move in the same direction at the same time, with gold often setting the pace, experience has proven that this is not always the case. The Fund, therefore, may emphasize some metals over others when the Portfolio Adviser believes it is advisable to do so. There is no assurance that the Portfolio Adviser's forecasts of precious metals prices and the resulting allocation of the Fund's assets among precious metals or between Precious Metals Securities and Physical Precious Metals Investments will always be correct.

When the Portfolio Adviser believes that precious metals prices may suffer declines, it may protect against market risk by increasing the Fund's cash position. Under normal conditions, the Fund will have at least 65% of its total assets invested in Precious Metals Securities and Physical Precious Metals Investments. Under other circumstances, the Fund may invest up to 100% of its assets in short-term instruments, including commercial paper, bank certificates of deposit, bankers' acceptances and securities of the U.S. government and its agencies and instrumentalities as well as in cash and cash equivalents denominated in foreign currency.

The Portfolio Adviser believes that precious metals and securities of precious metals related companies continue to offer excellent prospects for capital appreciation and protection of your purchasing power, during any economic environment, and especially during periods of inflation, as well as periods of political and economic instability. The market for precious metals is worldwide; therefore, precious metals prices are subject to many political, social and economic influences, often resulting in high volatility. See "Risk Factors and Special Considerations--Precious Metals and Precious Metals Securities" for further details.

As physical precious metals earn no income, appreciation in the market price of gold and other precious metals is the sole manner in which the Fund is able to realize gains on these investments. Furthermore, the Fund encounters storage and transaction costs in connection with its ownership of physical precious metals which are higher than those attendant to the purchase, holding and disposition of more traditional types of investments.



The Portfolio Adviser believes that physical precious metals are readily marketable, and thus would not be subject to the Fund's limitation on investing in illiquid securities described under "Certain Investment Strategies and Policies--Illiquid Securities."

The production and marketing of gold and precious metals may be affected by the action of certain governments and changes in existing governments. For example, the mining of gold is highly concentrated in a few countries. Economic and political conditions prevailing in these countries may have a direct effect on the production and marketing of newly produced gold and sales of central bank gold holdings. It is expected that a majority of gold mining companies in which the Fund will invest will be located within the United States and Canada. For a further discussion on this subject, including certain risk considerations and limitations regarding investments in South African issuers, see "Investment Techniques and Associated Risks--Precious Metals and Precious Metals Securities."

BLANCHARD SHORT-TERM FLEXIBLE INCOME FUND

The investment objective of the Fund is to provide a high level of current income consistent with preservation of capital by investing primarily in short-term investment grade debt securities. The Fund's Portfolio Adviser is OFFITBANK. The Fund is designed for investors seeking higher yields than are available from money market funds, but who also want more price stability than is offered by longer-term bond funds. Under normal market conditions, the Fund will invest at least 80% of its assets in a broad range of U.S. debt securities of all types. The Fund may invest up to 20% of the value of its assets in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States.

Under normal market conditions, at least 65% of the value of the Fund's assets will be invested in investment-grade bonds, which are considered to be those rated at least Baa by Moody's or at least BBB by Standard & Poor's or, if unrated, deemed to be of comparable quality by the Portfolio Adviser. The Fund may invest less than 35% of its assets in lower-quality debt securities if the Portfolio Adviser deems that such securities present attractive investment opportunities. The Fund will not invest in debt securities rated lower than Caa by Moody's and CCC by Standard & Poor's, or, if unrated, of comparable quality in the Portfolio Adviser's opinion. Debt securities rated Baa by Moody's and BBB by Standard & Poor's are considered investment grade obligations which lack outstanding investment characteristics and may have speculative characteristics as well. Debt securities rated Caa by Moody's and CCC by Standard & Poor's are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal and to be of poor standing. See "Risk Factors-- Lower Quality Debt Securities" for a discussion of certain risks, and Appendix A.

Although it is intended that the average maturity of the Fund's portfolio will be three years or less, the Fund retains the flexibility to increase the average maturity to up to five years in times when abnormal market conditions warrant temporary measures. Accordingly, the Fund's average maturity may vary, based on the Portfolio Adviser's analysis of interest rate trends and other data. In general, the Fund's average maturity will tend to be shorter when the Portfolio Adviser expects interest rates to rise and longer when it expects interest rates to decline. The Fund may invest in individual securities with terms to maturity of greater than five years if the Fund's portfolio contains sufficient short-term securities so that the weighted average maturity complies with the above-stated policy. As the useful life of individual pools of assets underlying certain obligations in which the Fund may invest may at times be of a shorter duration than the stated maturity of the obligation itself, the Fund may consider the useful life of such underlying assets as the maturity of the obligation owned by the Fund.


Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in money market instruments. However, when the Portfolio Adviser determines that adverse market conditions exist, the Fund may adopt a temporary defensive posture and hold cash or invest its entire portfolio in money market instruments. In addition, during times of international political or economic uncertainty, most or all of the Fund's investments may be made in the U.S. and denominated in U.S. dollars. To the extent the Fund is so invested, the Fund's investment objective may not be achieved.

The Fund will invest in bonds, notes, mortgage securities, asset-backed securities, government and government agency obligations, zero coupon securities and convertible securities, and short-term obligations such as banker's acceptances, certificates of deposit, repurchase agreements and commercial paper, in any proportion that the Portfolio Adviser determines is appropriate and in the best interest of shareholders. The Fund may invest in U.S. government securities and in options, futures contracts and repurchase transactions with respect to such securities. See "Additional Investment Information."

The Fund may invest up to 20% of its assets in international securities consisting of debt obligations and other fixed-income securities, in each case denominated in non-U.S. currencies or composite currencies, including: debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; debt obligations of supranational entities (described below); debt obligations of the U.S. government issued in non-dollar securities; and debt obligations and other fixed-income securities of foreign and U.S. corporate issuers (non-dollar denominated).

When investing in international securities, the Fund is not limited to purchasing debt securities rated at the time of purchase by Moody's or Standard & Poor's. However, the Fund is limited to the extent that it may not invest more than 34.9% of its assets in lower quality debt securities. In making international securities investments, the Portfolio Adviser may consider, among other things, the relative growth and inflation rates of different countries. The Portfolio Adviser may also consider expected changes in foreign currency exchange rates, including the prospects for central bank intervention, in determining the anticipated returns of securities denominated in foreign currencies. The Portfolio Adviser may further evaluate, among other things, foreign yield curves and regulatory and political factors, including the fiscal and monetary policies of such countries.

The Fund may invest in any country where the Portfolio Adviser sees potential for high income. It presently expects to invest primarily in non-dollar denominated securities of issuers in the industrialized Western European countries; in Canada, Japan, Australia and New Zealand; and in Latin America. The Fund may invest up to 10% of its assets in the debt securities of issuers in emerging market countries.

The Fund may invest, without limitation, in unrated debt securities issued by foreign governments, their agencies and instrumentalities, where the foreign government, its agency or instrumentality is rated less than Baa by Moody's or less than BBB by Standard & Poor's, provided, however, that the Portfolio Adviser has determined through its own credit analysis that the credit characteristics of any such unrated security are equivalent to those of a security rated at least Baa by Moody's or BBB by Standard & Poor's. To the extent that the Portfolio Adviser has not made any such determination, such unrated debt securities will be deemed to have the rating assigned by Moody's or Standard & Poor's to the governmental entity. To the extent that such securities are deemed to be rated less than Baa by


Moody's or less than BBB by Standard & Poor's, investment in such securities will be subject to the under 35% limitation on investment in lower quality debt securities.

The obligations of foreign governmental entities, including supranational issuers, have various kinds of government support. Obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government.

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The governmental agencies, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. The Fund does not have a policy of concentrating investments in supranational entities.

BLANCHARD FLEXIBLE INCOME FUND

The investment objective of the Fund is to provide high current income while seeking opportunities for capital appreciation. The Portfolio Adviser for the Fund is OFFITBANK. The Fund intends to invest in the following fixed income securities markets:

  U.S. GOVERNMENT SECURITIES. This consists of debt obligations of the U.S. government and its agencies and instrumentalities and related options, futures contracts and repurchase agreements.

  INVESTMENT GRADE FIXED INCOME SECURITIES. This consists of investment grade fixed income securities, including mortgage related and asset backed securities.

  HIGH YIELD SECURITIES. This consists of higher yielding (and, therefore, higher risk), lower rated U.S. corporate fixed income securities.

INTERNATIONAL FIXED INCOME SECURITIES. This consists of obligations of foreign governments, their agencies and instrumentalities and other fixed income securities denominated in foreign currencies or composite currencies including: debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; debt obligations of supranational entities (see discussion in "Blanchard Short-Term Flexible Income Fund" above); debt obligations of the U.S. government issued in non-dollar securities; and debt obligations and other fixed income securities of foreign and U.S. corporate issuers (non-dollar denominated). The Fund is not limited to purchasing debt securities rated at the time of purchase by Moody's or Standard & Poor's.

The Fund may invest in any country where the Portfolio Adviser sees potential for high income. It presently expects to invest primarily in non-dollar denominated securities of issuers in the industrialized Western European countries; in Canada, Japan, Australia and New Zealand; and in Latin America. In making international fixed income securities investments, the Portfolio Adviser may consider, among other things, the relative growth and inflation rates of different countries. The Portfolio Adviser may also consider expected changes in foreign currency exchange rates, including the prospects for central bank intervention, in determining the anticipated returns of securities denominated in foreign currencies. The Portfolio Adviser may further evaluate, among other things, foreign yield curves and regulatory and political factors, including the fiscal and monetary policies of such countries. The Fund may also invest up to 25% of its assets in the fixed income securities of issuers in emerging market countries. It is the policy of the Fund not to invest more than 10% of its assets in any one emerging market country, except that the Fund may invest up to 15% of its assets in fixed income securities of issuers in Mexico. For additional information on each of these securities markets see "Additional Investment Information."

The Portfolio Adviser believes that the ability to invest the Fund's assets among these markets, as opposed to investing in any one, may enable the Fund to enhance current income and increase opportunities for capital appreciation while taking risk to principal into consideration. The Fund may invest up to 35% of its assets in lower quality fixed income securities. There is no limit on the percentage of Fund assets invested in any of the fixed income markets except for High Yield Securities which is limited to less than 35%, and further limited to the extent of any lower quality fixed income securities held in the International Fixed Income Securities portfolio. At least 65% of the Fund's total assets generally will be invested in income producing securities; however, the Fund expects that substantially all of its total assets will be invested in income-producing securities, together with certain futures, options and foreign currency contracts and other investments described below. When the Portfolio Adviser determines that adverse market conditions exist, the Fund may adopt a temporary defensive posture and hold cash or invest its entire portfolio in money market instruments. In addition, during times of international political or economic uncertainty, most or all of the Fund's investments may be made in the U.S. and denominated in U.S. dollars. For a complete discussion of the types of investments in which the Fund will invest see "Additional Investment Information."

BLANCHARD FLEXIBLE TAX-FREE BOND FUND

The Fund's investment objective is to provide a high level of current interest income exempt from Federal income tax consistent with the preservation of principal. The Fund will invest at least 65% of its assets in municipal bonds, except when maintaining a temporary defensive position. The Fund's Portfolio Adviser is The United States Trust Company of New York.

The Fund invests in municipal obligations which are determined by the Portfolio Adviser to present minimal credit risks. As a matter of fundamental policy, except during temporary defensive periods, the Fund will maintain at least 80% of its assets in obligations exempt from federal income tax, including the alternative minimum tax. (This policy may not be changed without the vote of the holders of a majority of the Fund's outstanding shares.) However, from time to time on a temporary defensive basis due to market conditions, the Fund may hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Portfolio Adviser, prevailing market or economic conditions may warrant. Uninvested cash reserves will not earn income. Interest income from certain short-term holdings may be taxable to shareholders as ordinary income.

The municipal obligations purchased by the Fund will consist of: (1) municipal bonds rated "A" or better by Moody's or by Standard & Poor's or, in certain instances, municipal bonds with lower ratings if they are deemed by the Portfolio Adviser to be comparable to A-rated issues; (2) municipal notes rated "MIG-2" or better ("VMIG-2" or better in the case of variable rate notes) by Moody's or "SP-2" or better by Standard & Poor's and (3) municipal commercial paper rated "Prime-2" or better by Moody's or "A-2" (collectively, "Municipal Obligations"). If not rated, securities purchased by the


Fund will be of comparable quality to the above ratings as determined by the Portfolio Adviser under the supervision of the Board Members. A discussion of Moody's and Standard & Poor's rating categories is contained in Appendix A. The Fund may purchase and sell municipal bond index and interest rate futures contracts as a hedge against changes in market condition.

The Fund may also invest in securities issued by money market funds which are investment companies that invest in high-quality, short-term securities and that determine their net asset value per share based on the amortized cost or penny-rounding method. Such securities will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940 ("1940 Act"). By investing in shares of money market funds, the Fund pays a portion of the operating and management expenses of such money market funds, as well as its own operating and management expenses. Investors should consider the tax consequences of an investment by the Fund in money market funds distributing taxable income. However, it is a policy of the Fund to maximize the percentage of distributions to shareholders that are not subject to Federal income taxes.

MANAGEMENT OF THE FUNDS
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BOARD OF TRUSTEES/DIRECTORS. The Board of Trustees of Blanchard Funds and the Board of Directors of BPMF (the "Boards" or the "Board Members") are responsible for managing the business affairs of the Funds and for exercising all of the powers of the Funds except those reserved for the shareholders. The Executive Committee of the Boards handles the Boards' responsibilities between meetings of the Boards.

MANAGER. VCM is responsible for managing the Funds and overseeing the investment of their assets, subject at all times to the supervision of the Board Members. In addition, VCM selects, monitors and evaluates the Portfolio Advisers. VCM will review the Portfolio Advisers' performance records periodically, and will make changes if necessary, subject to Board Member and shareholder approval.

MANAGEMENT FEES. VCM receives an annual management fee at annual rates equal to percentages of the relevant Fund's average net assets as follows:

BGGF and BPMF--1.00% of the Fund's first $150 million of average daily net assets, .875% of the Fund's average daily net assets in excess of $150 million but not exceeding $300 million and .75% of the Fund's average daily net assets in excess of $300 million. BFIF--.75%; BSTFIF--.75%; BFTFBF--.75%. These fees are higher than the fees paid by most investment companies because of the complexity of managing these types of Funds.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of the applicable percentage applied to the daily net assets of the Fund.

The management contract provides for the voluntary waiver of expenses by VCM from time to time. VCM can terminate this voluntary waiver of expenses at any
time with respect to a Fund at its sole discretion.     VCM'S BACKGROUND. Virtus
Capital Management, Inc., a Maryland corporation formed in 1995, is a wholly owned subsidiary of Signet Banking Corporation. Signet Banking Corporation is a multi-state, bank holding company which has provided investment management services since 1956. On July 21, 1997, Signet Banking Corporation entered into a definitive Agreement and Plan of Reorganization whereby Signet Banking Corporation would be acquired by First Union Corporation, a bank holding company headquartered in Charlotte, North Carolina. VCM, which is a registered investment adviser, manages, in addition to the Funds, The Virtus Funds and three fixed income common trust funds.

PORTFOLIO ADVISORY SERVICES
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THE PORTFOLIO ADVISERS

To provide portfolio advisory services for the Funds, VCM has entered into sub-advisory agreements with the Portfolio Advisers set forth below. The Portfolio Advisers have extensive experience in investing and managing large private and institutional accounts. Under the terms of each sub-advisory agreement, the Portfolio Adviser has discretion to purchase and sell securities for that Fund, except as limited by such Fund's investment objective, policies and restrictions. Although each Portfolio Adviser's activities are subject to general oversight by VCM and the Board Members, selection of specific securities in which the Fund may invest are made by the Portfolio Adviser.

BLANCHARD GLOBAL GROWTH FUND

Mellon Capital Management Corporation is the Portfolio Adviser to the Fund. MCM was established in 1983, and provides investment advisory services to investment companies, pension plans, foundations, endowments and other institutions located both in the U.S. and abroad. As of September 30, 1996, MCM had over $46.4 billion of assets under management. MCM, a wholly owned indirect subsidiary of Mellon Bank Corporation, is located at 595 Market Street, Suite 3000, San Francisco, California 94105.

The Fund's portfolio manager is Charles J. Jacklin. Mr. Jacklin has performed this duty since May 1996. Mr. Jacklin manages and develops global asset allocation strategies, and develops and implements MCM's value-added investment strategies. Prior to joining MCM, he served on the finance faculties of the Stanford University and University of Chicago Schools of Business. Mr. Jacklin has also served as Senior Staff Economist for Financial Markets and Banking for the President's Council of Economic Advisers, and had primary responsibility for all matters related to financial markets and banking. He has published a number of articles on finance and investment in academic research journals, and is an associate editor for the Review of Quantitative Finance and Accounting. Mr. Jacklin holds a Ph.D. in Finance from Stanford University.

THE SUB-ADVISORY CONTRACT. The Sub-Advisory Contract provides that MCM shall pay all expenses incurred by it and its staff in connection with the performance of its services under the Sub-Advisory Contract, including the payment of salaries of all officers and employees who are employed by it. VCM will pay MCM an annual fee not to exceed .375% of the Fund's average daily net assets up to $100 million; .35% on net assets between $100 million and $150 million; and .325% on net assets in excess of $150 million.

BLANCHARD SHORT-TERM FLEXIBLE INCOME FUND BLANCHARD FLEXIBLE INCOME FUND     VCM
has retained OFFITBANK, 520 Madison Avenue, New York, New York 10022 to provide portfolio advisory services to the Funds. OFFITBANK, a New York State chartered trust bank, is the continuation of the business of Offit Associates, Inc., a registered investment adviser founded in December, 1982. The firm converted to a trust bank in July, 1990. The core business of OFFITBANK is portfolio management for institutions, non-profit organizations and wealthy family groups. OFFITBANK specializes in fixed income management and offers its clients a complete range of fixed income investments in capital markets throughout the world. As of July 31, 1997, OFFITBANK had in excess of $8 billion in assets under management. Jack
D. Burks, Managing Director of OFFITBANK, has over 10 years of experience in Fixed Income Portfolio Management and is responsible for the day-to-day
management of the Funds' portfolios.          THE SUB-ADVISORY AGREEMENTS. The
sub-advisory agreements between VCM and OFFITBANK provide for the payment by VCM to OFFITBANK of a monthly fee at the annual rate of .30% of the first $25 million of each Fund's average daily net assets; .25% of the next $25 million of each Fund's average daily net assets; and .20% of each Fund's average daily net
assets in excess of $50 million.      BLANCHARD FLEXIBLE TAX-FREE BOND FUND
VCM has retained The United States Trust Company of New York ("U.S. Trust") to provide portfolio advisory services to the Fund. U.S. Trust, a New York State chartered bank and trust company established in 1853, managed in excess of $58 billion in assets as of July 31, 1997. U.S. Trust is a financial services company that specializes in asset management, private banking, fiduciary and securities services. Kenneth J. McAlley, an executive vice president of U.S. Trust, has been actively engaged in municipal obligation portfolio management with U.S. Trust for over 10 years and has been responsible for the Fund's day-to-day investment decisions since the Fund's commencement of operations in July of 1993. Mr. McAlley is a nationally recognized expert in municipal bond investment strategy and has been favorably profiled in publications such as Barrons, Forbes and Financial World.

THE SUB-ADVISORY AGREEMENT. Pursuant to the sub-advisory agreement between VCM and U.S. Trust, VCM has agreed to pay U.S. Trust a monthly fee at the annual rate of .20% of the Fund's average daily net assets.

BLANCHARD PRECIOUS METALS FUND, INC.

VCM has retained Cavelti Capital Management, Ltd., of Toronto, Canada to provide portfolio advisory services to the Fund. Cavelti Capital Mangement, Ltd. is a Canadian money management firm specializing in bullion and precious metals mining shares and is a registered investment adviser with the SEC. Peter C. Cavelti, the company's President, has extensive investment experience in the field of precious metals and the firm's clients include government agencies, financial institutions, mining companies and Canadian closed-end funds. Kevin MacLean, Senior Portfolio Manager of Cavelti Capital Management, Ltd., also serves as a portfolio manager for the Fund. Mr. MacLean has been actively engaged in precious metals portfolio management with Cavelti for over 8 years.
         THE SUB-ADVISORY AGREEMENT. Pursuant to the sub-advisory agreement between VCM and Cavelti Capital Management Ltd., VCM has agreed to pay Cavelti Capital Management Ltd. monthly compensation of the sum of the amounts determined by applying the following annual rates to the Fund's aggregate daily net assets: .30% of the Fund's net assets up to the first $150 million; .2625% of the Fund's net assets in excess of $150 million but less than $300 million; and .255% of the Fund's net assets in excess of $300 million.

HOW TO INVEST
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You may purchase shares of any Fund from Federated Securities Corp., the Funds' principal Distributor. You may also purchase shares from broker-dealers who have entered into a dealer agreement with the Distributor at net asset value, which is determined as of the close of trading


(normally 4:00 p.m., Eastern time) on the New York Stock Exchange. If your order is received after the above time, your shares will be purchased at the net asset value on the next business day. Each Fund's net asset value per share is determined by dividing the value of that Fund's net assets by the total number of its shares outstanding. Each Fund determines the net asset value of its shares on each day that the New York Stock Exchange is open for business and on such other days as there is sufficient trading in its securities to affect materially its net asset value per share.

For all Funds the minimum initial investment requirement is $3,000 and the minimum initial investment requirement for qualified pension plans (IRAs, Keoghs, etc.) is $2,000. The minimum investment requirement for additional investments in all of the Funds is at least $200 per investment. (The foregoing minimum investment requirements may be modified or waived at any time at our discretion.)

PURCHASES BY MAIL

To purchase shares of a Fund by mail, simply send a completed Application (included with this Prospectus or obtainable from the Fund) to The Blanchard Group of Funds, c/o Signet Financial Services, Inc., P.O. Box 26301, Richmond VA 23260, together with a check payable to the individual Fund in payment for the shares. If you need assistance in completing the Application, call 1-800-
829-3863.          All purchases must be made in U.S. dollars and checks must be drawn on a United States bank. Payment for shares may not be made by third party checks; however, third party checks are acceptable for subsequent investments, when properly endorsed. We reserve the right to limit the number of checks for one account processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. Payments transmitted by check are accepted subject to collection at full face
amount which may take up to 7 calendar days.          Orders by mail are
considered received after payment by check is converted into federal funds. This is generally the next business day after Signet receives the check.
PURCHASES BY WIRE. Call Investor Services at 1-800-829-3863 to receive wiring instructions.

AUTOMATIC INVESTMENT PLANS. Regular monthly purchases of shares may be made by direct deposit of Social Security and certain other government checks into your account. Fund shares may be purchased at regular intervals selected by you by automatic transferral of funds from a bank checking account that you may designate. All such purchases require a minimum of $100 per transaction. Call 1-800-829-3863 for information and forms required to establish these Plans.

BY TELEPHONE. This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. When you make an additional purchase by telephone, Blanchard will automatically debit your predesignated bank account for the desired amount. To establish the telephone purchase option on your new account, you must complete the section on the Application and attach a "voided" check from your bank account. If your account is already established, please call 1-800-829-3863 to request the appropriate form. This option will become effective 15 calendar days after the form is processed.

GENERAL INFORMATION

All ordinary income, dividends and capital gain distributions, if any, are automatically reinvested at net asset value in additional Fund shares unless we receive written notice from you, at least 30 days prior to the record day of such distribution, requesting that your dividends and distributions be distributed to you in cash. See "Tax Matters."


We reserve the right to suspend the offering of any Fund shares for a period of time. We also reserve the right to reject any purchase order.

No share certificates will be issued for shares unless requested in writing. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates. Shares are held in unissued form by the Transfer Agent. Shares for which certificates have been issued cannot be redeemed, unless the certificates are received together with the redemption request in proper form. Share certificates are not issued for fractional shares.

INVESTOR SERVICES
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RETIREMENT PLANS

We offer a Prototype Pension and Profit Sharing Plan, including Keogh Plans, IRAs, SEP-IRA Plans, IRA Rollover Accounts and 403(b) Plans. Plan support services are available by calling 1-800-829-3863.

AUTOMATIC WITHDRAWAL PLAN

If you purchase $10,000 or more of Fund shares, you may establish an Automatic Withdrawal Plan to authorize a specified dollar amount to be paid periodically to a designated payee. Under this Plan, all income dividends and capital gains distributions will be reinvested in shares in your account at the applicable payment dates' closing net asset value.

Your specified withdrawal payments are made monthly or quarterly in any amount you choose, but not less than $100 per month or $300 quarterly. Please note that any redemptions of your shares, which may result in a gain or loss for tax purposes, may involve the use of principal, and may eventually use up all of the shares in your account. Such payments do not provide a guaranteed annuity and may be terminated for any shareholder by a Fund if, due to transfer or redemption of shares, the value of the account drops below a minimum amount deemed acceptable from time-to-time by the Fund. In such a case, the shareholder will be notified that the withdrawal payments will be terminated. The cost of administering the Automatic Withdrawal Plan for the benefit of shareholders is a Fund expense.

EXCHANGE PRIVILEGE

You may exchange your Fund shares for shares of another Fund in the Blanchard Group of Funds or for Investment Shares of any Virtus Fund at net asset value. In addition, you may exchange your Fund Shares for shares of Federated Emerging Market Fund at net asset value. No fees are charged in connection with any such exchange. Before making an exchange, you should read the Prospectus concerning the participating Fund into which your exchange is being made.

To request an exchange by telephone, simply call 1-800-829-3863, prior to 4:00 p.m., Eastern time. Exchanges can be made in this manner only if you have not opted out of the Telephone Exchange Privilege, as described in the New Account Application accompanying this Prospectus and only if your account registration
has not changed within the last 30 days.     It is the Funds' policy to mail to
you at your address of record, within five business days after any telephone call transaction, a written confirmation statement of the transaction. All calls will be recorded for your protection. As a result of the Funds' policy, neither a Fund nor Signet will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. Since you may bear the risk of loss in the event of an unauthorized telephone transaction, you should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

Exchanges can only be made between accounts with identical account registration and in states where shares of the other Funds are qualified for sale. We do not place any limit on the number of exchanges that may be made and charge no fee for affecting an exchange. The dollar amount of an exchange must meet the initial investment requirement of the Fund into which the exchange is being made. All subsequent exchanges into that Fund must be at least $1,000. We may modify or suspend the Exchange Privilege at any time upon 60 days' written
notice.     Any exchange of shares is, in effect, a redemption of shares in one
Fund and a purchase of shares of the other fund. You should consider the possible tax effects of an exchange. To prevent excessive trading between Funds to the disadvantage of other shareholders, we reserve the right to modify or terminate this privilege with respect to any shareholder.

CHECK-WRITING PRIVILEGE

If you are a shareholder of Blanchard Flexible Income Fund or Blanchard Short Term Flexible Income Fund, you may elect a service which allows you to write an unlimited number of checks in any amount of $250 or more which will clear through the Transfer Agent. There is no charge for this service for regular checks; special business style checkbooks are assessed a $60 check printing fee. If the amount of your check is less than $250, the check will be cleared but you will be assessed a $10 charge. If the check exceeds the value of the shares in your account, your check will be returned and a $10 fee deducted from your account. You may not use the Check-Writing Privilege to close out your account as you will not be able to ascertain the exact account balance of your account on the date your check clears. To close out your account completely, you should use the telephone or mail redemption procedures described below. Stop orders may be placed on checks for a fee of $10. For further information on this service, please call Investors' Services at 1-800- 829-3863.

The payee of a check may cash or deposit it in a bank; however, checks cannot be presented in person at a branch office of the Transfer Agent for cash. When a check is presented to the Transfer Agent for payment, it will cause the Fund to redeem a sufficient number of shares to cover the amount of the check. You will continue to earn daily income until the check is presented to the Transfer Agent
for payment.     A COMPLETED NEW ACCOUNT APPLICATION OR SHAREHOLDER PRIVILEGE
FORM MUST BE RECEIVED BY SIGNET BEFORE THE THESE PRIVILEGES MAY BE USED.

HOW TO REDEEM
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You may redeem your shares on any business day at the next determined net asset value calculated after your redemption request has been accepted by Signet as
described below.          BY TELEPHONE. You may redeem your shares by telephone
by calling 1-800-829- 3863, prior to 4:00 p.m., Eastern time. All calls will be recorded. Redemptions of Fund shares can be made in this manner only after you have executed and filed with Signet the telephone redemption authorization form which may be obtained from your Fund or Signet.



You may elect on the telephone redemption authorization form to have a redemption in any amount of $250 or more mailed either to your registered address, to your bank account, or to any other person you may designate. Should you wish to review these instructions, simply complete and file a new telephone redemption authorization form. There is no charge for this service. As long as the identification procedures described above are followed, neither your Fund nor Signet will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. See "Investor Services--Exchange Privilege" for additional information with respect to losses
resulting from unauthorized telephone transactions.          You may also
request, by placing a call to the applicable telephone number set forth above, redemption proceeds to be wired directly to the bank account that you have designated on the authorization form. The minimum amount that may be redeemed in this manner is $1,000. A check for proceeds of less than $1,000 will be mailed to your address of record. The Funds do not impose a charge for this service. However, the proceeds of a wire redemption may be subject to the usual and customary charges imposed by Signet for the wiring of funds. In addition, your designated bank may also impose a service charge.

Under extraordinary market conditions, it may be difficult for you to redeem your shares by telephone. Under these circumstances, you should consider
redeeming your shares by mail, as described below.     BY MAIL. All other
redemption requests should be made in writing to The Blanchard Group of Funds, c/o Signet Financial Services, Inc., P.O. Box 26301, Richmond VA 23260. Where share certificates have been issued, the certificates should be sent by registered or certified mail with the redemption request. Signatures on redemption requests for amounts in excess of $25,000 and share certificates submitted for redemption must be accompanied by signature guarantees from any eligible guarantor institution approved by Signet in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by Signet pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from Signet at 1-800-829-3863. Signatures on redemption requests for any amount must be guaranteed (as described above) if the proceeds are not to be paid to the registered owner at the registered address, or the registered address has changed within the previous 60 days. The letter of instruction or a stock assignment must specify the account number and the exact number of shares or dollar amount to be redeemed. It must be signed by all registered shareholders in precisely the same way as originally registered. The letter of instruction must also include any other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, or other organizations.

GENERAL INFORMATION

Your redemption request becomes effective when it is received in proper form by Signet prior to 4:00 p.m. Eastern time or your redemption will occur on the following business day. We will make payment for redeemed shares within seven days after receipt by Signet. However, we may delay the forwarding of redemption proceeds on shares which were recently purchased until the purchase check has cleared, which may take up to 7 calendar days or more. We may suspend the right of redemption when the New York Stock Exchange is closed or when trading on the Exchange is restricted, and under certain extraordinary circumstances in accordance with the rules of the SEC. Due to the relatively high cost of handling small investments, we reserve the right upon 60 days' written notice to redeem, at net asset value, the shares of any shareholder whose account has a value of less than $1,000, other than as a result of a decline in the net asset value per share. We do not presently contemplate making such involuntary redemptions and will not redeem any shares held in tax-sheltered retirement plans in this category. We also reserve the right upon notice to shareholders to charge a fee for any services provided herein that are currently free of charge.

DISTRIBUTION OF SHARES OF THE FUNDS
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Federated Securities Corp. is the principal distributor for shares of the Funds. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

DISTRIBUTION PLAN. According to the provisions of a distribution plan adopted pursuant to Investment Company Act Rule 12b-1, the Distributor may select brokers and dealers to provide distribution and administrative services as to shares of the Funds. The Distributor may also select administrators (including financial institutions, fiduciaries, custodians for public funds and investment advisers) to provide administrative services. Administrative services may include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as each Fund reasonably requests for its shares.

Brokers, dealers, and administrators will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Boards, provided that for any period the total amount of fees representing an expense to the Trust or the Company shall not exceed an annual rate of .25% of the average daily net assets of shares of BFIF, BSTFIF and BFTFBF and .75% of the average daily net assets of shares of BGGF and BPMF held in the accounts during the period for which the brokers, dealers, and administrators provide services. Any fees paid by the Distributor with respect to shares of a Fund pursuant to the distribution plan will be reimbursed by the Trust or the Company from the assets of the shares of that Fund.

The Distributor will, periodically, uniformly offer to pay cash or promotional incentives in the form of trips to sales seminars at luxury resorts, tickets or other items to all dealers selling shares of the Funds. Such payments will be predicated upon the amount of shares of the Funds that are sold by the dealer. Such payments, if made, will be in addition to amounts paid under the distribution plan and will not be an expense of a Fund.

ADMINISTRATIVE ARRANGEMENTS. The Distributor may pay financial institutions a fee based upon the average net asset value of shares of their customers invested in the Funds for providing administrative services. This fee, if paid, will be reimbursed by VCM and not the Funds.



GLASS-STEAGALL ACT. The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Boards will consider appropriate changes in the administrative
services.              ADMINISTRATIVE SERVICES. Federated Services Company, a
subsidiary of Federated Investors, provides the Funds with certain administrative personnel and services necessary to operate each Fund. Such services include shareholder servicing and certain legal and accounting services. Federated Services Company provides these at an annual rate as specified below:

                                   AVERAGE COMBINED AGGREGATE DAILY
                    MAXIMUM       NET ASSETS OF THE TRUST/CORPORATION
               ADMINISTRATIVE FEE        AND THE VIRTUS FUNDS
               ------------------ -----------------------------------
                     .150%             on the first $250 million
                     .125%             on the next $250 million
                     .100%             on the next $250 million
                     .075%        on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $75,000 per Fund. Federated Services Company may voluntarily waive a portion of its fee.

BROKERAGE TRANSACTIONS. Subject to the supervision of the Board Members and VCM, decisions to buy and sell specific securities for a Fund are made by its Portfolio Adviser. The Portfolio Advisers are authorized, subject to most favorable price and execution, to place portfolio transactions with brokerage firms that provide assistance in the distribution of Fund shares and/or supply research. The Board Members have also authorized the Funds to allocate brokerage to the Portfolio Advisers or an affiliated broker-dealer as well as to use the Distributor, on an agency basis, or affiliates thereof, to effect portfolio transactions which are executed on United States and foreign stock exchanges or which are traded in the over-the-counter market. The Funds have adopted certain procedures incorporating the standards of Rule 17e-1 of the 1940 Act which require that the commissions paid to a Portfolio Adviser or the Distributor or to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee, or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." From time to time, a Fund may purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by that Fund. Transactions are allocated to various dealers selected by VCM or the Portfolio Advisers primarily on the basis of prompt execution of orders at the most favorable prices. Transactions may be allocated based on the sale of Fund shares. The Funds have determined that the foregoing arrangements are in the best interest of the Funds' shareholders. See "Portfolio Transactions" in each Fund's Statement of Additional Information for further information.

TAX MATTERS
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Each Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including the requirements with respect to diversification of assets, distribution of income and sources of income. It is each Fund's policy to distribute to its shareholders all of their investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code, so that each Fund will satisfy the distribution requirement of Subchapter M and not be subject to Federal income taxes or the 4% excise tax. If a Fund fails to satisfy any of the Code requirements for qualification as a regulated investment company, it will be taxed at regular corporate tax rates on all of its taxable income (including any capital gains) without any deduction for distributions to shareholders, and distributions to you will be taxable as ordinary dividends (even if derived from the Fund's net long-term capital gains) to the extent of the Fund's current and
accumulated earnings and profits.     Distributions by a Fund of the excess, if
any, of its net long-term capital gain over its net short-term capital loss that are designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his shares. Distributions by a Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. Depending on a Fund's investments, part or all of such ordinary income dividends could be treated as:
(1) dividends attributable to interest from obligations of the United States Government ("U.S. Government Interest Dividends") that would be exempt from state and local taxes; (2) dividends attributable to qualifying dividends ("Qualifying Dividends") that for corporate shareholders would qualify for the 70% dividends-received deduction; or (3) dividends attributable to municipal obligations that would be excluded from regular federal tax and partially exempt from state and local tax ("Exempt Interest Dividends").

A portion of such dividends from the Blanchard Precious Metals Fund, Inc. and Blanchard Global Growth Fund may be Qualifying Dividends. However, this portion cannot exceed the aggregate amount of Qualifying Dividends from domestic corporations received by such Funds during the year, and substantially less than 100% of the ordinary income dividends paid by such Funds may qualify for the deduction.

Distributions by the Blanchard Flexible Tax-Free Bond Fund of its tax-exempt interest income (net of expenses) that are designated as Exempt Interest Dividends should be excluded from gross income for federal income tax purposes. However, you are required to report the receipt of Exempt Interest Dividends, together with other tax-exempt interest, on your federal income tax return. In addition, Exempt Interest Dividends may be subject to the federal alternative minimum tax and to state and local income tax, and will be taken into account in determining the portion, if any, of Social Security benefits received which must
be included in gross income for federal income tax purposes.     Investment
income that may be received by the Blanchard Global Growth Fund, Blanchard Precious Metals Fund, Inc., Blanchard Flexible Income Fund, and Blanchard Short-Term Flexible Income Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle such Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's total assets to be invested in various countries is not known. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, and would be treated as having paid his pro rata share of such foreign taxes and, therefore, be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax.

Distributions to you will be treated in the same manner for federal income tax purposes whether you elect to receive them in cash or reinvest them in additional shares. In general, you take distributions into account in the year in which they are made. However, you are required to treat certain distributions made during January as having been paid by a Fund and received by you on December 31 of the preceding year. A statement setting forth the federal income tax status (i.e., U.S. Government Interest Dividends, Qualifying Dividends, Exempt Interest Dividends, or net capital gain dividends) of all distributions made (or deemed made) during the year will be sent to you promptly after the end of each year. If you purchase shares of a Fund just prior to the record date, you will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase may have reflected the amount of such dividend.

Upon the sale or redemption of shares of a Fund, you will recognize gain or loss in an amount equal to the difference between the proceeds of the sale or redemption and your adjusted tax basis in the shares. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be disallowed to the extent of any exempt-interest dividends received on the shares and, to the extent not disallowed, will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of a Fund may be disallowed if other shares of the Fund are purchased within thirty days before or after such disposition.

If you are a non-resident alien or foreign entity shareholder, ordinary income dividends paid to you generally will be subject to United States withholding at a rate of 30% (or a lower rate under an applicable treaty). If you are a non-United States shareholder, we urge you to consult your own tax advisor concerning the applicability of United States withholding tax.

Under the back-up withholding rules of the Code, you may be subject to 31% withholding of federal income tax on ordinary income dividends, capital gain dividends, and redemption payments made by the Funds. In order to avoid this back-up withholding, you must provide the Fund with a correct taxpayer identification number (which, if you are an individual, is usually your Social Security number), and certify that you are a corporation or otherwise exempt from or not subject to back-up withholding.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, you should also review the more detailed discussion of federal income tax considerations relevant to the Funds that is contained in the Funds' Statements of Additional Information. In addition, you should consult with your own tax advisor as to the tax consequences of investments in the Funds.

PERFORMANCE INFORMATION
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Advertisements and communications to investors regarding the Funds may cite certain performance and ranking information and may make performance comparisons to other Funds or to relevant indices, as described below. In addition, the Funds' Portfolio Advisers and other outside analysts may, from time to time, report on the market outlook for their investments as well as comment on the historical reasons for these investments including as a hedge against inflation. The Funds' performance may be calculated both in terms of total return and on the basis of current yield over any period of time and may include a computation of a Fund's distribution rate.

TOTAL RETURN. Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distribution, over a stated period of time. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question.

Average annual return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of a Fund for performance purposes). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question.

YIELD INFORMATION. The term "yield" refers to the income generated by an investment over a one-month or 30-day period. This income is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one month) yield in accordance with a formula prescribed by the SEC which provides for compounding on a semi-annual basis. The Funds may also quote tax-equivalent yield, which shows the taxable yield that an investor would have to earn before taxes to equal a Fund's tax-free yield. The tax-equivalent yield is calculated by dividing a Fund's tax-exempt yield by the result of one minus any combination of the stated federal, state, or city tax rate. If only a portion of a Fund's income is tax-exempt, only that portion is adjusted in the calculation.

DISTRIBUTION RATE. The Funds may also quote distribution rates and/or effective distribution rates in sales literature or other shareholder communications. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized by dividing the distribution rate by the ratio used to annualize the distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund's distribution rate may differ from its yield because the distribution rate may contain net investment income and other items of income (such as returns of capital), while yield reflects only earned interest and dividend items of income.

COMPARATIVE RESULTS. From time to time in advertisements or sales material, a Fund may discuss its performance rating and may be compared to the performance of other mutual funds or mutual fund indices as published by widely recognized independent mutual fund reporting services such as Lipper Analytical Services, Inc., CDA and Morningstar, Inc. A Fund may also discuss the past performance and ranking of its Portfolio Adviser and compare its performance to various investment indices. The Funds may use performance information as reported in publications of general interest, national, financial and industry publications such as Forbes or Money Magazine and various investment newsletters such as Donoghue's Money Letter. In addition, the Funds may compare their total return to the total return of indices of U.S. markets or world markets, to that of other mutual funds, individual country indices, or other recognized indices.

From time to time, the Funds may provide information on certain markets or countries and specific equity securities and quote published editorial comments and/or information from newspapers, magazines, investment newsletters and other publications such as The Wall Street Journal, Money Magazine, Forbes, Barron's, USA Today and Mutual Funds Magazine. We may also compare the historical returns on various investments, performance indices of those investments or economic indicators. In addition, the Funds may reprint articles about a Fund and provide them to prospective shareholders. The Distributor may also make available economic, financial and investment reports to shareholders and prospective shareholders. In order to describe these reports, the Funds may include descriptive information on the reports in advertising literature sent to the public prior to the mailing of a prospectus. Performance information may be quoted numerically or may be presented in a table, graph, chart or other illustration. It should be noted that such performance ratings and comparisons may be made with funds which may have different investment restrictions, objectives, policies or techniques than the Funds, and that such other funds or market indicators may be comprised of securities that differ significantly from the Funds' investments.

Advertising and other promotional literature may include charts, graphs and other illustrations using a Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, a Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

Advertising and sales literature for a Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.

Performance information will vary from time to time and past results are not necessarily representative of future results. You should remember that a Fund's performance is a function of portfolio management in selecting the type and quality of securities in which a Fund may invest, and is affected by operating, distribution and marketing expenses.

ADDITIONAL INFORMATION ABOUT THE FUNDS
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BLANCHARD FUNDS

Blanchard Funds (the "Trust") is a Massachusetts business trust organized on January 24, 1986 which currently consists of six series. All of the series are non-diversified series of the Trust. Under Massachusetts law, the Trust and its series are generally not required to hold annual or special shareholder meetings. However, special meetings of shareholders may be held for such purposes as electing trustees, changing fundamental policies, approving an investment management/advisory agreement or approving a distribution and marketing plan, if any, and, at the request of the shareholders, to replace trustees. Shareholders holding 10% or more of the Trust's outstanding shares may call a special meeting of shareholders. Shareholders may remove trustees from office whenever not less than two-thirds of the outstanding shares either present a written declaration to the Transfer Agent or vote at a meeting called for this purpose. In certain circumstances, shareholders shall be given access to a list of the names and addresses of all other shareholders, the number of shareholders and the cost of mailing a request to them.

BLANCHARD PRECIOUS METALS FUND, INC.

BPMF is a non-diversified investment company organized as a Maryland corporation on June 1, 1987. As such, no annual or special meetings of Fund shareholders will be held except as may be required by the Maryland General Corporation Law or the 1940 Act, or as the Board of Directors of the Fund may determine.

A director of the Fund generally may be removed by the holders of not less than a majority of the Fund's outstanding shares. In addition, the directors of the Fund will promptly call a meeting of shareholders for any purpose or purposes, including to vote on whether to remove any director(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares of the Fund. Finally, in certain circumstances, shareholders shall be given access to a list of the names and addresses of all other shareholders or be informed by the Fund of the number of shareholders and the cost of mailing their request.

ALL FUNDS

Shares of each series of the Trust represent shares of beneficial interest. Shares of BPMF represent shares of common stock. Each share has equal rights with respect to voting matters of that series or of BPMF. In the event of dissolution or liquidation of a series or of BPMF, holders of shares will receive pro rata, subject to the rights of creditors, the proceeds of the sale of the assets less its liabilities. There are no preemptive or conversion rights applicable to the shares of a Fund. Shares of a Fund, when issued, will be fully paid, non-assessable and transferable. The Board Members may create additional series of shares without shareholder approval. BPMF and each series of the Trust is individually responsible only for its own expenses and operating costs and incurs no liability with respect to the expenses and costs of any other series or for BPMF, other than those which affect the Blanchard Group of Funds as a group and are allocated among the series and/or BPMF based upon their relative average net assets during the year. There is a remote possibility that one Fund might become liable for any misstatement in the Prospectus about another Fund.

This Prospectus omits certain information contained in the registration statement as filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. Each Fund's Statement of Additional Information included in this registration statement may be obtained without charge from your Fund.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statements of Additional Information, and information or representations not herein contained, if given or made, must not be relied upon as having been authorized by a Fund. This Prospectus does not constitute an offer or solicitation in any jurisdiction in which such offering may not lawfully be made.

The Code of Ethics of the Investment Adviser and the Funds prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Funds' planned portfolio transactions. The objective of the Code of Ethics of both the Funds and Investment Adviser is that their operations be carried out for the exclusive benefit of the Funds' shareholders. Both organizations maintain careful monitoring of compliance with the Code of Ethics.


INDEPENDENT ACCOUNTANTS. Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222-5401 has been appointed the independent accountants for the Funds.

CUSTODIAN. Signet Trust Company, Richmond, Virginia is custodian for the securities and cash of the Funds. Under the Custodian Agreement, Signet Trust Company holds the Funds' portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. Federated Shareholder Services Company, Pittsburgh, Pennsylvania, is transfer agent for the Funds and dividend disbursing agent for the Funds.

SHAREHOLDER INQUIRIES. Shareholder inquiries concerning the status of an account or information concerning the Funds should be directed to Signet Financial Services, Inc., P.O. Box 26301, Richmond VA 23260, or by calling 1-800-829-3863.

ADDITIONAL INVESTMENT INFORMATION
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MUNICIPAL OBLIGATIONS (BFTFBF)

The two principal classifications of Municipal Obligations which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities, or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Fund are in most cases revenue currencies and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity revenue bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special-purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligation from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Fund.

The Fund may also purchase custodial receipts evidencing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Obligations ("Stripped Municipal Obligations"). In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Obligation deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction mechanism. This class' interest rate generally is expected to be below the coupon rate of the underlying Municipal Obligations and interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. If the interest rate on the first class exceeds the coupon rate of the underlying Municipal Obligations, its interest rate will exceed the rate paid on the second class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity and their purchase by the Fund should increase the volatility of its net assets value and, thus, its price per share. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, Municipal Obligations having the same characteristics as the custodial receipts. The Fund intends to purchase Stripped Municipal Obligations only when the yield thereon will be exempt from Federal income tax to the same extent as interest on the underlying Municipal Obligations. Stripped Municipal Obligations are considered illiquid securities subject to the 10% limit described in "Investment Limitations" in the Statement of Additional Information. The Fund may purchase and sell municipal bond index and interest rate future contracts as a hedge against changes in market condition.

RISKS. Municipal bond prices are interest rate sensitive, which means that their value varies inversely with the market interest rates. Thus, if market interest rates have increased from the time a bond was purchased, the bond, if sold, might be sold at a price less than its cost. Similarly, if market interest rates have declined from the time a bond was purchased, the bond, if sold, might be sold at a price greater than its cost. (In either instance, if the bond was held to maturity, no loss or gain normally would be realized as a result of interim market fluctuations.)

U.S. GOVERNMENT SECURITIES (BSTFIF, BFIF, BGGF)

The term "U.S. Government Securities" refers to debt securities denominated in U.S. dollars issued or guaranteed by the U.S. government, by various of its agencies, or by various instrumentalities established or sponsored by the U.S. government. Certain of these obligations including U.S. Treasury bills, notes and bonds, mortgage participation certificates guaranteed by the Government National Mortgage Association ("GNMA") and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities issued or guaranteed by Federal agencies or government sponsored enterprises are not supported by the full faith and credit of the United States. These securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association bonds. When purchasing securities in the U.S. government market, the Portfolio Advisers may take full advantage of the entire range of maturities of U.S. Government Securities and may adjust the average maturity of the investments held in the portfolio from time to time, depending on its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates. To the extent that a Fund invests in the mortgage market, the Portfolio Advisers usually will evaluate, among other things, relevant economic, environmental and security-specific variables such as housing starts, coupon and age trends. To determine relative value among markets the Portfolio Advisers may use tools such as yield/duration curves, break-even prepayment rate analysis and holding-period-return scenario testing.

A Fund may seek to increase its current income by writing covered call or put options with respect to some or all of the U.S. Government Securities held in its portfolio. In addition, a Fund may at times, through the writing and purchase of options on U.S. Government Securities, and the purchase and sale of futures contracts and related options with respect to U.S. Government Securities, seek to reduce fluctuations in net asset value by hedging against a decline in the value of U.S. Government Securities owned by that Fund or an increase in the price of such securities which such Fund plans to purchase, although it is not the general practice to do so. Significant option writing opportunities generally exist only with respect to longer term U.S. Government Securities. Options on U.S. Government Securities

and futures and related options are not considered U.S. Government Securities; accordingly, they have a different set of risks and features. These practices and related risks are described in each Fund's Statement of Additional
Information.     U.S. Government Securities are considered among the most
creditworthy of fixed income investments. Because of this added safety, the yields available from U.S. Government Securities are generally lower than the yields available from corporate debt securities. The value of U.S. Government Securities (like those of fixed income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of outstanding long term U.S. Government Securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities and the Funds expect that their portfolios of U.S. Government Securities will be weighted towards the longer maturities at least to the extent that they have written call options thereon. Although changes in the value of U.S. Government Securities will not affect investment income from those securities, they will affect a Fund's net asset value.

INVESTMENT GRADE FIXED INCOME SECURITIES (BSTFIF, BFIF, BGGF)

The Funds may invest in investment grade U.S. fixed income securities. Such investments may include mortgage related securities that are not U.S. Government Securities, asset backed securities and fixed income securities rated Baa or higher by Moody's or BBB by Standard & Poor's. Fixed income securities rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade obligations which lack outstanding investment characteristics and may have speculative characteristics as well. See Appendix A for the descriptions of these rating categories.

MORTGAGE RELATED SECURITIES. Mortgage related securities issued by financial institutions (or separate trusts or affiliates of such institutions), even where backed by U.S. Government Securities, are not considered U.S. Government Securities. The mortgage pass-through market is marked by high liquidity and credit quality. The primary risk that exists for mortgage pass-through securities is interest rate risk. Changes in market yields will affect the value of these securities as the price of fixed income securities generally increases when interest rates decline and decreases when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes. In addition, prepayment of principal on mortgage pass-through securities may make it difficult to lock in interest rates for a fixed period of time. To the extent that mortgage securities are purchased at prices that differ from par, these prepayments (which are received at par) may make up a significant portion of the pass-through total return. Generally, mortgage securities yield more than Treasury securities of the same average life. For more information on mortgage-related securities, see "Investment Objective and Policies" in each Fund's Statement of Additional Information.

ASSET-BACKED SECURITIES. In general, asset-backed securities in which a Fund may invest are issued as debt securities by special purpose corporations. These securities represent an undivided ownership interest in a pool of installment sales contracts and installment loans collateralized by, among other things, credit card receivables and automobiles. The Funds will invest in, to the extent available, (i) loan pass-through certificates or participations representing an undivided ownership interest in pools of installment sales contracts and installment loans (the "Participations") and (ii) debt obligations issued by special purpose corporations which hold subordinated equity interests in such installment sales contracts and installment loans. The Funds anticipate that a substantial portion of the asset-


backed securities in which they invest will consist of the debt obligations of such special purpose corporations. Asset-backed securities, in general, are of a shorter maturity (usually five years) than most conventional mortgage-backed securities and historically have been less likely to experience substantial prepayments. Furthermore, the effect of prepayments on securities that have shorter maturities, such as asset-backed securities, is much smaller than the effect of prepayments on securities having longer maturities, such as mortgage-backed securities. The yield characteristics of asset-backed securities differ from more traditional debt securities in that interest and principal payments are paid more frequently, usually monthly, and principal may be prepaid at any time. As a result, if a Fund purchases an asset-backed security at a discount, similar to conventional mortgage-backed securities, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Conversely, if a Fund purchases an asset-backed security at a premium, faster than expected prepayments will reduce, while slower than expected prepayments will increase, yield to maturity. Prepayments may result from a number of factors, including trade-ins and liquidations due to default, as well as the receipt of proceeds from physical damage, credit, life and disability insurance policies. The rate of prepayments on asset-backed securities may also be influenced by a variety of economic and social factors, including general measures of consumer confidence; accordingly, from time to time, substantial amounts of prepayment may be available for reinvestment by a Fund and will be subject to the prevailing interest rates at the time of prepayment.

Asset-backed securities often contain elements of credit support to lessen the effect of the potential failure by obligors to make timely payments on underlying assets. Credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying asset. Liquidity protection ensures that the pass through of payments due on the installment sales contracts and installments on loans which comprise the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction, or through a combination of such approaches. The Funds will not pay any additional fees for such credit support. However, the existence of credit support may increase the market price of the security. For more information on asset-backed securities, see "Investment Objective and Policies" in each Fund's Statement of Additional Information.

HIGH YIELD/HIGHER-RISK SECURITIES (BSTFIF, BFIF)

Lower rated fixed income securities, including debt securities, convertible securities and preferred stock and unrated corporate fixed income securities, commonly referred to as "junk bonds," are considered speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated fixed income securities.

Convertible securities are bonds, debentures, notes, preferred stock or other securities which may be converted or exchanged by the holder into shares of the underlying common stock at a stated exchange ratio. A convertible security may also be subject to redemption by the issuer but only after a date and under certain circumstances (including a specified price) established on issue. Adjustable rate preferred stocks are preferred stocks which adjust their dividend rates quarterly based on specified relationships to certain indices of U.S. Treasury Securities. A Fund may continue to hold securities obtained as a result of the conversion of convertible securities held by such Fund when the Portfolio Adviser believes retaining such securities is consistent with the Fund's investment objective.

Differing yields on fixed income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower categories of recognized rating agencies, i.e., Ba or lower by Moody's or BB or lower by Standard & Poor's. A Fund may invest in any security which is rated by Moody's or Standard & Poor's, or in any unrated security which the Portfolio Advisers determine is of suitable quality. Securities in the rating categories below Baa as determined by Moody's and BBB as determined by Standard & Poor's are considered to be of poor standing and predominantly speculative. The rating services descriptions of these rating categories, including the speculative characteristic of the lower categories, are set forth in Appendix A.

Securities ratings are based largely on the issuer's historical financial information and the rating agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Although the Funds' Portfolio Advisers will consider security ratings when making investment decisions in the High Yield Market, they will perform their own investment analysis and will not rely principally on the ratings assigned by the rating services. A Portfolio Adviser's analysis generally may include, among other things, consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset and earnings prospects.

CERTAIN INVESTMENT STRATEGIES AND POLICIES
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OPTIONS AND FUTURES TRANSACTIONS (BSTFIF, BFIF, BPMF, BGGF)

GENERAL. The successful use of these investment techniques depends on the ability of Fund management to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of futures contracts, options or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. A Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of fixed income securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. The selection of futures and option strategies requires skills different from those needed to select portfolio securities; however, the Portfolio Advisers do have experience in the use of futures and options. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Tax Matters"
in each Fund's Statement of Additional Information.     OPTIONS ON PORTFOLIO
SECURITIES. (BSTFIF, BFIF, BGGF) A Fund, in seeking to generate high current income, may write covered call options on certain of its portfolio securities at such time and from time to time as Fund management shall determine to be appropriate and consistent with the investment objective of the Fund. A covered call option means that the Fund owns the security on which the option is written. Generally, the Funds expect that options written by them will be traded on recognized securities exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter market ("OTC Options"). A Fund's ability to close option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. In addition, the staff of the SEC has taken the position that OTC Options and the assets used as "cover" should be treated as illiquid securities. There is no fixed limit on the percentage of a Fund's assets upon which options may be written.

The Funds will receive a premium (less any commissions) from the writing of such contracts, and it is believed that the total return to the Funds can be increased through such premiums consistent with each Fund's investment objective. The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, although the Funds believe that the writing of covered call options listed on an exchange or traded in the over-the-counter market, where the Fund owns the underlying security, tends to reduce such risks. The writer forgoes the opportunity to profit from an increase in market price of the underlying security above the exercise price so long as the option remains open. See each Fund's Statement of Additional Information for more information.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. (BSTFIF, BFTFBF, BFIF, BGGF) A Fund may enter into contracts for the purchase or sale for future delivery of interest rate instruments, fixed-income securities, foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, foreign government securities or corporate debt securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. Options on futures contracts to be written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. See "Additional Risks of Futures Contracts and Related Options, Forward Foreign Currency Exchange Contracts and Options on Foreign Currencies" below and in each Fund's Statement of Additional Information for further discussion of the use, risks and costs of futures contracts and options on futures contracts.


Although most futures contracts call for making or taking delivery of the underlying securities, these obligations are typically cancelled or closed out before the scheduled settlement date. The closing is accomplished by purchasing (or selling) an identical futures contract to offset a short (or long) position.

Such an offsetting transaction cancels the contractual obligations established by the original futures transaction. Other financial futures contracts call for cash settlements rather than delivery of securities.

If the price of an offsetting futures transaction varies from the price of the original futures transaction, the Funds will realize a gain or loss corresponding to the difference. That gain or loss will tend to offset the unrealized loss or gain on the hedged securities transaction, but may not always or completely do so.

In contrast to the purchase or sale of a security, the full purchase price of the futures contract is not paid or received by a Fund upon its purchase or sale. Instead, the Funds will deposit in a segregated custodial account an amount of cash or U.S. Treasury bills equal to approximately 5% of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "mark to the market." For example, when a Fund has purchased a futures contract and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, a Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to that Fund, and the Fund realizes a loss or gain. No assurance can be given that the Funds will be able to take an opposite position.

The Funds will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of margin deposits on all the outstanding futures contracts of a Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund, or (ii) enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of a Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of the market value of the total assets of that Fund.

OPTIONS ON FOREIGN CURRENCIES. (BSTFIF, BFIF, BGGF) The Funds may purchase and write put and call options on foreign currencies to increase a Fund's gross income and for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund are traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limitation on a Fund's investments in options on foreign currencies. See each Fund's Statement of Additional Information for further discussion on the use, risks and costs of options on foreign currencies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. (BSTFIF, BFIF, BGGF) The Funds will purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of their portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). The Funds' custodian will place cash not available for investment or U.S. Government Securities or other high quality debt securities in a separate account of a Fund having a value equal to the aggregate amount of that Fund's commitments under forward contracts entered into with respect to position hedges and crosshedges. If the value of the securities placed in a separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or a Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. Pursuant to the sub-advisory agreements, the Portfolio Advisers, where permitted by law, will purchase and sell foreign exchange in the interbank dealer market for a fee on behalf of a Fund, subject to certain procedures and reporting requirements adopted by the Board Members.

ADDITIONAL RISKS OF FUTURES CONTRACTS AND RELATED OPTIONS, FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. The market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

In addition, futures contracts in which the Funds may invest may be subject to commodity exchange imposed limitations on fluctuations in futures contract prices during a single day. Such regulations are referred to as "daily price fluctuation limits" or "daily limits." During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a futures contract has increased or decreased by an amount equal to the daily limit, positions in those futures cannot be taken or liquidated unless both a buyer and seller are willing to effect trades at or within the limit. Daily limits, or regulatory intervention in the commodity markets, could prevent a Fund from promptly liquidating unfavorable positions and adversely affect operations and profitability.

Options on foreign currencies and forward foreign currency exchange contracts ("forward contracts") are not traded on contract markets regulated by the Commodity Futures Trading Commission ("CFTC") and are not regulated by the SEC. Rather, forward currency contracts are traded through financial institutions acting as market-makers. Foreign currency options are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In the forward currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, futures contracts and related options and forward contracts and options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

OTHER INVESTMENT POLICIES

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements. Under a repurchase agreement, a Fund acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which that Fund's money is invested. The Funds' repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and as the value of instruments declines, the Funds will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, a Fund may incur a loss. If such a defaulting seller were to become insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, disposition of the underlying securities could involve certain costs or delays pending court action. Finally, it is not certain whether the Funds would be entitled, as against a claim of the seller or its receiver, trustee in bankruptcy or creditors, to retain the underlying securities. Repurchase agreements are considered by the staff of the SEC to be loans by a Fund.

LENDING OF PORTFOLIO SECURITIES. (BSTFIF, BFTFBF, BFIF) In order to generate additional income, each Fund may lend its portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities not affiliated with Sheffield. The borrower at all times during the loan must maintain cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of any loaned securities fail financially.

WHEN-ISSUED AND FORWARD TRANSACTIONS AND STAND-BY COMMITMENTS. (BFTFBF) The Fund may purchase eligible securities on a "when issued" basis and may purchase or sell securities on a "forward commitment" basis. The Fund does not intend to engage in "when issued" purchases and forward commitments for speculative purposes, but only in furtherance of its investment objective. The Fund will establish a segregated account with its custodian bank in which it will maintain cash or other high quality debt securities determined daily to be equal in value to the commitments for "when-issued" securities.

In addition, the Fund may acquire "stand-by commitments" with respect to Municipal Obligations that it holds. Under a "stand-by commitment," a dealer agrees to purchase, at the Fund's option, specified Municipal Obligations at a specified price. The Fund will acquire "stand-by commitments" solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. "Stand-by commitments" acquired by the Fund would be valued at zero in determining the Fund's net asset value.


MONEY MARKET INSTRUMENTS. (BFTFBF, BPMF, BGGF, BFIF, BSTFIF) Money market instruments include, but are not limited to, the following instruments: government securities; commercial paper; bank certificates of deposit and bankers' acceptances; and repurchase agreements related to any of the foregoing. A Fund will only purchase commercial paper if it is rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by Standard & Poor's or, if not rated, is considered by Fund management to be of equivalent quality.

Under a defensive strategy, BSTFIF and BFIF may concentrate their investments in securities issued by banks. Such investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks.

ILLIQUID SECURITIES. (BSTFIF, BFIF, BGGF, BFTFBF, BPMF) The Funds will not invest in illiquid securities if immediately after such investment more than 10% of a Fund's total assets (taken at market value) would be invested in such securities. See each Fund's Statement of Additional Information. For this purpose, illiquid securities include (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) participation interests in loans that are not subject to puts, (c) covered call options on portfolio securities written by a Fund over-the-counter and the cover for such options and (d) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not
deemed illiquid for purposes of this limitation.     Rule 144A under the
Securities Act of 1933 allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 applicable to resales of certain securities to qualified institutional buyers. The Portfolio Advisers anticipate that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

The Portfolio Adviser will monitor the liquidity of restricted securities in each Fund's portfolio under the supervision of the Board Members. In reaching liquidity decisions, the Portfolio Advisers will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wanting to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

NON-DIVERSIFICATION. All of the Funds' portfolios are "non-diversified" which means the Funds are not limited in the proportion of assets that may be invested in the securities of a single issuer.

However, each Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which will relieve the Funds of any liability for Federal income tax to the extent its earnings are distributed to shareholders. See "Tax Matters." To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each fiscal quarter, (i) not more than 25% of the market value of a Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value will be invested in the securities of a single issuer and a Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of the Funds' requirements to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where a Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of the loan participation for tax diversification purposes. A Fund's investments in U.S. Government Securities are not subject to these limitations. Since the Funds may invest in a smaller number of individual issuers than diversified investment companies, an investment in the Funds may, under certain circumstances, present greater risks to an investor than an investment in a diversified company.

PORTFOLIO TURNOVER. The Funds may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase a Fund's rate of turnover and the possible incidence of short-term capital gain taxable as ordinary income. VCM anticipates that the annual turnover in each Fund will not be in excess of 200%. An annual turnover rate of 200% occurs, for example, when the dollar equivalent of all of the securities in a Fund's portfolio are replaced twice in a period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, which expenses must be borne by that Fund and its shareholders. High portfolio turnover rates also may result in the realization of substantial net short-term capital gains. In order to continue to qualify as a regulated investment company for Federal tax purposes, less than 30% of the annual gross income of a Fund must be derived from the sale of securities held by the Fund for less than three months. See "Tax Matters."

RISK FACTORS AND SPECIAL CONSIDERATIONS

FOREIGN INVESTMENTS. (BSTFIF, BFIF, BGGF) Foreign investments involve certain risks that are not present in domestic securities. Because the Funds intend to purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's assets and a Fund's income available for distribution. In addition, although a portion of a Fund's investment income may be received or realized in such currencies, the Code requires that each Fund compute and distribute its income in U.S. dollars. Therefore, if the exchange rate of any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment, a Fund could be required to liquidate securities to make such distributions. Similarly, if an exchange rate depreciates between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. Under the Code, changes in an exchange rate which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities will result in foreign exchange gains or losses that increase or decrease distributable taxable net investment income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar amount which is higher or lower than the Fund's original U.S. dollar cost may result in foreign exchange gains or losses, which will increase or decrease distributable taxable net investment income.

The values of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there is no assurance that currency controls will not be imposed subsequently. In addition, the values of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States.

In addition, with respect to certain foreign countries, there is a possibility of expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could adversely affect the value of investments in those countries. The Portfolio Advisers do not expect to invest the Funds' assets in countries where they believe such events are likely to occur.

Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Portfolio Advisers will attempt to minimize such taxes by timing of transactions and other strategies, but there is no assurance that such efforts will be successful. Any such taxes paid by a Fund will reduce its net income available for distribution to shareholders.

Investors should recognize that investing in debt obligations and other fixed-income securities of issuers in emerging countries involves certain special considerations and risk factors, including those set forth below, which are not typically associated with investing in debt obligations and other fixed income securities of U.S. issuers.

Trading volume in emerging country securities markets is substantially less than in the United States. Further, securities of some emerging country issuers are less liquid and more volatile than securities of comparable U.S. issuers. Commissions for trading on emerging country stock exchanges are generally higher than commissions for trading on U.S. exchanges, although the Funds will endeavor to achieve the most favorable net results on their portfolio transactions and may, in certain instances, be able to purchase portfolio investments on other stock exchanges where commissions are negotiable.

Issuers in emerging countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. issuers. Consequently, there may be less publicly available information about an emerging country issuer than about a U.S. issuer. Further, there is generally less government supervision and regulation of foreign stock exchanges, brokers and listed issuers than in the United States.

The Funds may invest in unlisted emerging country debt obligations and other fixed-income securities, including investments in new and early stage issuers, which may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any trading market for these investments, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on these sales couId be less than those originally paid by the Fund. Further, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities.

The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of a Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

From time to time, BGGF may invest in Eastern Europe as investment opportunities emerge in those markets, if the Portfolio Adviser deems it prudent in light of then existing social, economic and political conditions. Investing in the securities of issuers in Eastern Europe involves certain additional considerations not usually associated with investing in securities of issuers in more developed capital markets, including the following: (i) political and economic considerations, such as greater risks of expropriation and nationalization and less social, political and economic stability; (ii) the small size of the markets for such securities, the low or nonexistent volume of trading, the lack of liquidity and price volatility; (iii) restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private and foreign investments and private property. Applicable accounting and financial reporting standards in Eastern Europe may be substantially different from U.S. accounting standards and, in certain Eastern European countries, no reporting standards may exist. Consequently, substantially less information is available to investors in Eastern Europe, and the information that is available may not be conceptually comparable to, or prepared on the same basis as, that available in more developed capital markets, which may make it difficult to assess the financial status of particular companies. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. There can be no assurance that the Fund's investments in Eastern Europe, if any, would not also be appropriated, nationalized or otherwise confiscated, in which case the Fund would lose its entire investment in the country involved. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring.

PRECIOUS METALS AND PRECIOUS METALS SECURITIES. (BPMF, BGGF) Investment in securities of precious metals mining, exploration and processing companies involves certain risks. Selective investment in such securities, however, may offer a greater return than shares of domestic industrial issuers. The market action of such securities has tended to move against, or independently of, the market trend of industrial securities; therefore, the addition of securities of companies involved in precious metals operations to an investor's portfolio may increase the return and may reduce overall fluctuations in portfolio value. Thus, an investment in a Fund should be considered part of an overall investment program rather than as a complete investment program in itself.

Prices of precious metals mining securities can be volatile and tend to experience greater volatility than the prices of physical precious metals. This is due to the fact that the costs of mining precious metals remain relatively fixed, so that an increase or decrease in the price of precious metals has a direct and greater than proportional effect on the profitability of precious metals mining companies. Investments tied to precious metals characteristically involve high risk because of precious metals' price volatility. The price of precious metals is affected by factors such as cyclical economic conditions, political events and monetary policies of various countries (see "Investment Objective and Policies--Additional Information Regarding Precious Metals and Precious Metals Securities" in each Fund's Statement of Additional Information for historic price information on gold bullion). During periods of rising precious metals prices, investments in Precious Metals Securities will tend to be emphasized with respect to a Fund.

The mining of gold is highly concentrated in a few countries. Currently, the five largest producers of gold are the Republic of South Africa, certain republics of the former Soviet Union, Canada, the United States and Australia. Economic and political conditions prevailing in these countries may have a direct effect on the production and marketing of newly produced gold and sales of central bank gold holdings. At any given time, a substantial portion of the investments of a Fund may be concentrated in one or a few foreign countries. See "Investment Objective and Policies--Additional Information Regarding Precious Metals and Precious Metals Securities" in each Fund's Statement of Additional Information for further details on this subject.

RISK FACTORS-LOWER RATED FIXED INCOME SECURITIES. (BSTFIF) Lower quality fixed income securities generally produce a higher current yield than do fixed income securities of higher ratings. However, these fixed income securities are considered speculative because they involve greater price volatility and risk than do higher rated fixed income securities, and yields on these fixed income securities will tend to fluctuate over time. Although the market value of all fixed income securities varies as a result of changes in prevailing interest rates (e.g., when interest rates rise, the market value of fixed income securities can be expected to decline), values of lower rated fixed income securities tend to react differently than the values of higher rated fixed income securities. The prices of lower rated fixed income securities are less sensitive to changes in interest rates than higher rated fixed income securities. Conversely, lower rated fixed income securities also involve a greater risk of default by the issuer in the payment of principal and income and are more sensitive to economic downturns and recessions than higher rated fixed income securities. The financial stress resulting from an economic downturn could have a greater negative effect on the ability of issuers of lower rated fixed income securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. In the event of an issuer's default in payment of principal or interest on such securities, or any other fixed income securities in a Fund's portfolio, the net asset value of that Fund will be negatively affected. Moreover, as the market for lower rated fixed income securities is a relatively new one, a severe economic downturn might increase the number of defaults, thereby adversely affecting the value of all outstanding lower rated fixed income securities and disrupting the market for such securities. Fixed income securities purchased by the Fund as part of an initial underwriting present an additional risk due to their lack of market history. These risks are exacerbated with respect to fixed income securities rated Caa or lower by


Moody's or CCC or lower by Standard & Poor's. Unrated fixed income securities generally carry the same risks as do lower rated fixed income securities.

Lower quality debt securities are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of lower quality debt securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many lower quality debt securities may not be as liquid as Treasury and investment grade bonds. The ability of the Fund to sell lower quality debt securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Moreover, the ability of the Fund to value lower quality debt securities becomes more difficult, and judgment plays a greater role in valuation, as there is less reliable, objective data available with respect to such securities that are thinly traded or illiquid. Unrated debt securities are not necessarily of lower quality than rated debt securities, but they may not be attractive to as many buyers.

Because investors may perceive that there are greater risks associated with the lower quality debt securities of the type in which the Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher quality debt securities. Changes in perception of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner in the lower quality segments of the debt securities market than do changes in higher quality segments of the debt security market, resulting in greater yield and price volatility. The speculative characteristics of lower rated debt securities are set forth in Appendix A.

The Fund's Portfolio Adviser believes that the risks of investing in such high yielding debt securities may be minimized through careful analysis of prospective issuers. Although the opinions of ratings services such as Moody's and Standard & Poor's are considered in selecting securities in which the Fund may invest, the Portfolio Adviser evaluates the safety of the principal and the interest payments of the security, not their market value risk. Additionally credit rating agencies may experience slight delays in updating ratings to reflect current events. The Portfolio Adviser relies, primarily on its own credit analysis. This may suggest, however, that the achievement of the Fund's investment objective is more dependent on the Portfolio Adviser's proprietary credit analysis, than is otherwise the case for a Fund that invests exclusively in higher quality debt securities. Once the rating of a portfolio security or the quality determination ascribed by the Portfolio Adviser to an unrated debt security has been downgraded, the Portfolio Adviser will consider all circumstances deemed relevant in determining whether to continue to hold the security.



APPENDIX A
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DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

Investment grade debt securities are those rating categories indicated by an asterisk (*).

*Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

*Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

*A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

*Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


DESCRIPTION OF STANDARD & POOR'S CORPORATION'S BOND RATINGS:

Investment grade debt securities are those rating categories indicated by an asterisk (*).

*AAA: Debt rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

*AA: Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

*A: Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

*BBB: Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C: Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC: Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "C" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC: The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C: The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The rating "C1" is reserved for income bonds on which no interest is being paid.



D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are
jeopardized.     PLUS (+) OR MINUS (-): The ratings from AA to CCC may be
modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Bonds may lack a Standard & Poor's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P does not rate a particular type of obligation as a matter of policy.

                                      48






The Blanchard Group of Funds are available through Signet Financial Services, Inc., member NASD, and are advised by an affiliate, Virtus Capital Management, Inc., which is compensated for this service.


Investment products are not deposits, obligations of, or guaranteed by any bank. They are not insured by the FDIC. They involve risk, including the possible loss of principal invested.


                              B L A N C H A R D

                                                     (2414) 00/01/05/06/07PC0897
                                                                G01386-01 (8/97)



                       STATEMENT OF ADDITIONAL INFORMATION

                      BLANCHARD PRECIOUS METALS FUND, INC.
                            FEDERATED INVESTORS TOWER
                            PITTSBURGH, PA 15222-3779



This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus dated August 31, 1997 (the "Prospectus"), pursuant to which Blanchard Precious Metals Fund, Inc. (the "FUND") is offered. Please retain this document for future reference.



To obtain the Prospectus please call the FUND at 1-800-829-3863.



TABLE OF CONTENTS                         Page
-----------------

Investment Objective and Policies           2
Investment Restrictions                   10
Computation of Net Asset Value            11
Performance Information                   12
Portfolio Transaction                     13
Dividends, Capital Gains Distributions
  and Tax Matters                         14
The Management of the Fund                20
Management Services                       24
Portfolio Management Services             25
Custodian                                 25
Administrative Services                   25
Distribution Plan                         25
Description of the FUND                   26
Shareholder Reports                       26

Manager
Virtus Capital Management, Inc.

Portfolio Adviser
Cavelti Capital Management, Ltd.

Distributor
Federated Securities Corp.

Custodian
Signet Trust Company

Transfer Agent
Federated Shareholder Services Company

Independent Accountants
Deloitte & Touche LLP

Dated:  August 31, 1997

                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective and policies of the FUND are set forth in the FUND's Prospectus which refers to the following investment strategies and additional information:

Options and Futures Strategies

         Through the writing and purchase of options and the purchase and sale of stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, Virtus Capital Management, Inc. ("VCM") may at times seek to hedge against a decline in the value of securities included in the FUND's portfolio or an increase in the price of securities which it plans to purchase for the FUND or to reduce risk or volatility while seeking to enhance investment performance. Expenses and losses incurred as a result of such hedging strategies will reduce the FUND's current return.

         The ability of the FUND to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices, U.S. Government securities and foreign currencies are relatively new and still developing. Although the FUND will not enter into an option or futures position unless a liquid secondary market for such option or futures contract is believed by FUND management to exist, there is no assurance that the FUND will be able to effect closing transactions at any particular time or at an acceptable price. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market thereon would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         Low initial margin deposits made upon the opening of a futures position and the writing of an option involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the FUND purchases or sells futures contracts and options on futures contracts and purchases and writes options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the FUND or decreases in the prices of securities the FUND intends to acquire. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the FUND will be able to utilize these instruments effectively for the purposes stated below. Furthermore, the FUND's ability to engage in options and futures transactions may be limited by tax considerations. Although the FUND will only engage in options and futures transactions for limited purposes, it will involve certain risks which are described in the Prospectus. The FUND will not engage in options and futures transactions for leveraging purposes.

Writing Covered Options on Securities

         The FUND may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as Cavelti Capital Management, Ltd., the FUND's portfolio adviser (the "Portfolio Manager"), determines is appropriate in seeking to attain its objective. Call options written by the FUND give the holder the right to buy the underlying securities from the FUND at a stated exercise price; put options give the holder the right to sell the underlying security to the FUND at a stated price.

         The FUND may write only covered options, which means that, so long as the FUND is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the FUND will maintain, in a segregated account, cash or short-term U.S. Government securities with a value equal to or greater than the exercise price of the underlying securities or will hold a purchased put option with a higher strike price than the put written. The FUND may also write combinations of covered puts and calls on the same underlying security.

         The FUND will receive a premium from writing a put or call option, which increases the FUND's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, the FUND limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the FUND assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its market value at the time it is exercised resulting in a potential capital loss if the purchase price is less than the underlying security's current market value minus the amount of the premium received, unless the security subsequently appreciates in value.

         The FUND may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The FUND will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the FUND.

Purchasing Put and Call Options on Securities

         The FUND may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the FUND, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the FUND will reduce any profit it might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.

         The FUND may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the FUND, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, the FUND will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

Purchase and Sale of Options and Futures on Stock Indices

         The FUND may purchase and sell options on stock indices and stock index futures as a hedge against movements in the equity markets.

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently, index options traded include the S&P 100 Index, the S&P 500 Index, the NYSE Composite Index, the AMEX Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices.

         A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         If the Portfolio Manager expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the FUND's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio Manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in the FUND's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the FUND's position in such put option or futures contract.

Purchase and Sale of Interest Rate Futures

         The FUND may purchase and sell interest rate futures contracts on U.S. Treasury bills, notes and bonds for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

         The FUND may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by the FUND will fall, thus reducing the net asset value of the FUND. This interest rate risk can be reduced without employing futures as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs to the FUND in the form of dealer spreads and brokerage commissions.

         The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of the FUND's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the FUND's investments which are being hedged. While the FUND will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

Options on Stock Index Futures Contracts and Interest Rate Futures Contracts

         The FUND may purchase and write call and put options on stock index and interest rate futures contracts. The FUND may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, the FUND may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the FUND intends to purchase.

Purchase and Sale of Currency Futures Contracts and Related Options

         In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, the FUND may buy or sell foreign currencies or may deal in forward currency contracts. The FUND may also invest in currency futures contracts and related options. If a decline in exchange rates for a particular currency is anticipated, the FUND may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates will rise, the FUND may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency the FUND intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by the FUND will be covered.

         A currency futures contract sale creates an obligation by the FUND, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the FUND, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract or let the option expire.

         The FUND will write (sell) only covered put and call options on currency futures. This means that the FUND will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. The FUND will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the FUND in cash, Treasury bills, or other high-grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by the FUND falls below 100% of the market value of the call written by the FUND, the FUND will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference. Alternatively, the FUND may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option multiplied by the number of options written by the FUND. In the case of put options on currency futures written by the FUND, the FUND will hold the aggregate exercise price in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by the FUND in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures sold by the FUND falls below 100% of the market value of the put options written by the FUND, the FUND will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference.

         If other methods of providing appropriate cover are developed, the FUND reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements.

         In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, the FUND will be required to deposit as "initial margin" an amount of cash and short-term U.S. Government securities equal to from 5% to 10% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

Forward Foreign Currency Exchange Contracts

         The value of the FUND's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the FUND may incur costs in connection with conversions between various currencies. The FUND will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are traded directly or indirectly between currency traders (usually large commercial banks) and their customers. While the pursuit of foreign currency gain is not a primary objective of the FUND, the FUND may, from time to time, hold foreign currency to realize such gains. (These gains constitute non-qualifying income that is subject to the 10% limitation with respect to the "Income Requirement" of Subchapter M of the Internal Revenue Code of 1986, as amended, which is discussed herein under "Dividends, Capital Gains Distributions and Tax Matters.")

         The FUND will enter into forward foreign currency exchange contracts as described hereafter. When the FUND enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the U.S. dollar cost or proceeds. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the FUND will be able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

         When the Portfolio Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the FUND's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The FUND does not intend to enter into such forward contracts on a regular or continuous basis, and will not do so if, as a result, the FUND would have more than 25% of the value of its total assets committed to such contracts. The FUND will also not enter into such forward contracts or maintain a net exposure in such contracts where the FUND would be obligated to deliver an amount of foreign currency in excess of the value of the FUND's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall strategies. However, the Trustees of the FUND believe that it is important to have the flexibility to enter into such forward contracts when the Portfolio Manager determines that the best interests of the FUND will be served. The FUND's custodian bank will segregate cash or marketable high grade debt securities in an amount not less than the value of the FUND's total assets committed to foreign currency exchange contracts entered into under this type of transaction. If the value of the securities segregated declines, additional cash or securities will be added on a daily basis, i.e., marked-to-market, so that the segregated amount will not be less than the amount of the FUND's commitments with respect to such contracts.

         Generally, the FUND will not enter into a forward foreign currency exchange contract with a term of greater than one year. At the maturity of the contract, the FUND may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the FUND to purchase, on the same maturity date, the same amount of foreign currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the FUND to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the FUND is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the FUND is obligated to deliver.

         If the FUND retains the portfolio security and engages in an offsetting transaction, the FUND will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the FUND engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the FUND enters into an offsetting contract for the purchase of the foreign currency, the FUND will realize a gain to the extent the price of the currency the FUND has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the FUND will suffer a loss to the extent the price of the currency the FUND has agreed to purchase exceeds the price of the currency the FUND has agreed to sell.

         The FUND's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the FUND is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Portfolio Manager. It also should be realized that this method of protecting the value of the FUND's portfolio securities against the decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Additional Risks of Futures Contracts and Related Options and Forward Foreign Currency Exchange Contracts

         The market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

         In addition, futures contracts in which the FUND may invest may be subject to commodity exchange imposed limitations on fluctuations in futures contract prices during a single day. Such regulations are referred to as "daily price fluctuation limits" or "daily limits". During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a futures contract has increased or decreased by an amount equal to the daily limit, positions in those futures cannot be taken or liquidated unless both a buyer and seller are willing to effect trades at or within the limit. Daily limits, or regulatory intervention in the commodity markets, could prevent the FUND from promptly liquidating unfavorable positions and adversely affect operations and profitability.

         Forward foreign currency exchange contracts ("forward contracts") are not traded on contract markets regulated by the Commodity Futures Trading Commission ("CFTC") and are not regulated by the SEC. Rather, forward contracts are traded through financial institutions acting as market-makers. In the forward currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

         In addition, futures contracts and related options, and forward contracts may be traded on foreign exchanges, to the extent permitted by the CFTC. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the FUND's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States and the United Kingdom, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

Repurchase Agreements

         Repurchase agreements are transactions by which the FUND purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven days) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the FUND in connection with bankruptcy proceedings) it is the policy of the FUND to limit repurchase agreements to those member banks of the Federal Reserve System and primary dealers in U.S. Government securities who are believed by the FUND's Directors to present minimum credit risk. Repurchase agreements maturing in more than seven days are considered, for the purposes of the FUND's investment restrictions, to be illiquid securities. No more than 10% of the FUND's net assets may be held in illiquid securities (see "Investment Restrictions").

Ratings of Debt Instruments

     The four highest ratings of Moody's Investors Service, Inc. ("Moody's") for U.S. corporate and municipal bonds are Aaa, Aa, A and Baa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make their long-term risks appear somewhat larger than the long-term risks for Aaa bonds. Bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds that are rated Baa are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

         The four highest ratings of Standard & Poor's Corporation ("S&P") for U.S. bonds are AAA, AA, A and BBB. Bonds rated AAA have the highest rating assigned by S&P to an obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. Bonds rated BBB are considered on the borderline between definitely sound obligations and obligations where the speculative element begins to predominate.

Ratings of Commercial Paper

         Commercial paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; the issuer's industry is well established and the issuer has a strong position within the industry and the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3.

         The rating P-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Regulatory Matters

         In connection with its proposed futures and options transactions, the FUND has filed with the Commodity Futures Trading Commission ("CFTC") a notice of eligibility for exemption from the definition of (and therefore from CFTC regulation as) a "commodity pool operator" under the Commodity Exchange Act. The FUND has represented in its notice of eligibility that:

     (i) it will not purchase or sell futures or options on futures contracts or stock indices if as a result the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5% of the FUND's assets; and

     (ii) with respect to each futures contract purchased or long position in an option contract, the FUND will set aside in a segregated account cash or cash equivalents in an amount equal to the market value of such contracts less the initial margin deposit.

         The Staff of the SEC has taken the position that the purchase and sale of futures contracts and the writing of related options may involve senior securities for the purposes of the restrictions contained in Section 18 of the Investment Company Act of 1940 (the "1940 Act") on investment companies issuing senior securities. However, the staff has issued letters declaring that it will not recommend enforcement action under Section 18 if an investment company:

         (i) sells futures contracts to offset expected declines in the value of the investment company's portfolio securities, provided the value of such futures contracts does not exceed the total market value of those securities (plus such additional amount as may be necessary because of differences in the volatility factor of the portfolio securities vis-a-vis the futures contracts);

         (ii) writes call options on futures contracts, stock indexes or other securities, provided that such options are covered by the investment company's holding of a corresponding long futures position, by its ownership of portfolio securities which correlate with the underlying stock index or otherwise;

         (iii) purchases futures contracts, provided the investment company establishes a segregated account ("cash segregated account") consisting of cash or cash equivalents in an amount equal to the total market value of such futures contracts less the initial margin deposited therefor; and

         (iv) writes put options on futures contracts, stock indices or other securities, provided that such options are covered by the investment company's holding of a corresponding short futures position, by establishing a cash segregated account in an amount equal to the value of its obligation under the option, or otherwise.

         The FUND will conduct its purchases and sales of futures contracts and writing of related options transactions in accordance with the foregoing.

Additional Information Regarding Precious Metals and Precious Metals Securities

         The production and marketing of gold and precious metals may be affected by the action of certain governments and changes in existing governments. For example, the mining of gold is highly concentrated in a few countries. In current order of magnitude of production of gold bullion, the five largest producers of gold are the Republic of South Africa, the Union of Soviet Socialist Republics, Canada, Brazil and the United States. Economic and political conditions prevailing in these countries may have a direct effect on the production and marketing of newly produced gold and sales of central bank gold holdings. It is expected that a majority of gold mining companies in which the FUND will invest will be located within the United States and Canada.

         Prices of Precious Metals Securities can be volatile and tend to experience greater volatility than the prices of physical precious metals. This is due to the fact that the costs of mining precious metals remain relatively fixed, so that an increase or decrease in the price of precious metals has a direct and greater than proportional effect on the profitability of precious metals mining companies. Investments tied to precious metals characteristically involve high risk because of precious metals' price volatility. The price of precious metals is affected by factors such as cyclical economic conditions, political events and monetary policies of various countries. During periods of rising precious metals prices, the FUND will tend to emphasize investments in Precious Metals Securities.

Portfolio Turnover

         As a result of its investment policies, the FUND expects to engage in a substantial number of portfolio transactions. However, the FUND's portfolio turnover rate is not expected to exceed 100%. A 100% portfolio turnover rate would occur if 100% of the securities owned by the FUND were sold and either repurchased or replaced by it within one year. The FUND's portfolio turnover rate is, generally, the percentage computed by dividing the lesser of FUND's purchases or sales exclusive of short-term securities and bullion, by the average value of the FUND's total investments exclusive of short-term securities and bullion. The portfolio turnover rates for the period from May 1, 1996 through September 30, 1996 and for the fiscal years ended April 30, 1996 and 1995, were 36%, 176% and 116%, respectively. High portfolio turnover involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. Shareholders are taxed on any such net gains at ordinary income rate.

                             INVESTMENT RESTRICTIONS

         Investment restrictions are fundamental policies and cannot be changed without approval of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the FUND. As used in the Prospectus and the Statement of Additional Information, the term "majority of the outstanding shares" of the FUND means respectively the vote of the lesser of (i) 67% or more of the shares of the FUND present at a meeting, if the holders of more than 50% of the outstanding shares of the FUND are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the FUND. The following are the FUND's investment restrictions.

         1. As a non-diversified management investment company, the FUND has the following restrictions: (a) with respect to 50% of the FUND's total assets, the FUND may not invest more than 5% of its total assets, at market value, in the securities of one issuer (except the securities of the U.S. Government, its agencies and instrumentalities) and (b) with respect to the other 50% of the FUND's total assets, the FUND may not invest more than 25% of the market value of its total assets in a single issuer (except the securities of the U.S. Government, its agencies and instrumentalities). These two restrictions, hypothetically, could give rise to the FUND having as few as twelve issuers.

         2. The FUND will not purchase a security if, as a result: (a) it would own more than 10% of any class or of the outstanding voting securities of any single company; (b) more than 5% of its total assets would be invested in the securities of companies (including predecessors) that have been in continuous operation for less than 3 years; (c) 25% or more of its total assets would be concentrated in companies within any one industry except the FUND may invest 25% or more of its assets in Precious Metals Securities as defined in the Prospectus and (d) more than 5% of total assets would be invested in warrants or rights or invest more than 2% of its total assets if such warrants are not listed on the New York Stock Exchange.

          3. The FUND may borrow money from a bank solely for temporary or emergency purposes (but not in an amount equal to more than 10% of the market value of its total assets). The FUND will not purchase securities while borrowing is in excess of 5% of the market value of its total assets.

         4. The FUND will not make loans of money or securities other than (a) through the purchase of publicly distributed debt securities in accordance with its investment objective and (b) through repurchase agreements.

          5. The FUND may not invest more than 10% of its total assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities.

         6. The FUND may not knowingly purchase or otherwise acquire securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market if, as a result thereof, more than 10% of the assets of the FUND (taken at market value) would be invested in such securities, including repurchase agreements with maturity dates in excess of 7 days.

         7. The FUND may not pledge, mortgage or hypothecate its assets, except that to secure borrowings permitted by Restriction 3 above, the FUND may pledge securities having a value at the time of pledge not exceeding 10% of the market value of the FUND's total assets.

         8. The FUND may not purchase or sell commodity contracts, except for futures contracts and related options as described under "Investment Objective and Policies" in the Prospectus and this Statement of Additional Information.

         9. The FUND may not buy any securities or other property on margin (except for options and futures trading and for such short term credits as are necessary for the clearance of transactions) or engage in short sales.

          10. The FUND may not invest in companies for the purpose of exercising control or management.

          11. The FUND may not underwrite securities issued by others except to the extent that the FUND may be deemed an underwriter in the resale of any portfolio securities.

         12. The FUND may not purchase or retain securities of any issuer (other than the shares of the FUND) if to the FUND's knowledge, those officers and Directors of the FUND and the officers and directors of VCM, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

         13. The FUND may not purchase or sell real estate (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

         14. The FUND may not invest directly in oil, gas, or other mineral exploration or development programs; provided, however, that if consistent with the objectives of the FUND, the FUND may purchase securities of issuers whose principal business activities fall within such areas.

         15.      The FUND may not issue senior securities.

         In order to permit the sale of shares of the FUND in certain states, the FUND may make commitments more restrictive than the restrictions described above. Should the FUND determine that any such commitment is no longer in the best interests of the FUND and its shareholders it will revoke the commitment by terminating sales of its shares in the state(s) involved.

         Percentage restrictions apply at the time of acquisition and any subsequent change in percentages due to changes in market value of portfolio securities or other changes in total assets will not be considered a violation of such restrictions.

                         COMPUTATION OF NET ASSET VALUE

         The net asset value of the FUND is determined at 4:00 p.m. (Eastern
Time) on each day that the New York Stock Exchange is open for business and on such other days as there is sufficient trading in the FUND's securities to affect materially the net asset value per share of the FUND. The FUND will be closed on New Years Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day

Determining Market Value of Securities

         Market or fair values of the FUND's portfolio securities are determined as follows:

          o according to the last reported sales price on a recognized securities exchange, if available. (If a security is traded on more than one exchange, the price on the primary market for that security, as determined by the Adviser or sub-adviser, is used.);

          o according to the last reported bid price, if no sale on the recognized exchange is reported or if the security is traded over-the-counter;

          o for short-term obligations, according to the prices furnished by an independent pricing service, except that short-term obligations with remaining maturities of 60 days or less at the time of purchase, may be valued at amortized cost; or

         o        at fair value as determined in good faith by the Directors.

         Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider: institutional trading in similar groups of securities; yield; quality ; coupon rate; maturity; type of issue; trading characteristics; and other market data.

         The FUND will value futures contracts, options and put options on futures at their market values established by the exchanges at the close of option trading on such exchanges unless the Board of Directors determine in good faith that another method of valuing options positions is necessary to appraise their fair value. Over-the-counter put options will be valued at the mean between the bid and asked prices.

         The Fund will value bullion at the closing spot price based on exchange quotations.

Trading in Foreign Securities

         Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange. In computing the net asset value, the FUND values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates are determined when such rates are made available to the FUND at times prior to the close of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.
S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Directors, although the actual calculation may be done by others.

                             PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the FUND to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return, rather than in terms of yield. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends and distributions paid by the FUND. Dividends and distributions are comprised of net investment income and net realized capital gains. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:

                   P(1 + T)n   =   ERV

         Where P = a hypothetical initial payment of $1,000
                   T          =    average annual total return

                   n          =    number of years (1, 5 or 10)

                  ERV         =    ending redeemable value of a hypothetical
                                   $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the FUND's registration statement. In calculating the ending redeemable value, the pro rata share of the account opening fee is deducted from the initial $1,000 investment and all dividends and distributions by the FUND are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.
         The FUND's aggregate annualized total return figures, reflecting the initial investment and reinvestment of all dividends and distributions, for the period from May 1, 1996 through September 30, 1996 was (8.90%). For the fiscal year ended April 30, 1996 and since inception (June 22, 1988 through September 30, 1996) the FUND's aggregate annualized rates of return were 37.03% and 3.47%, respectively.

         The FUND may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the FUND's performance with other measures of investment return. For example, in comparing the FUND's total return with data published by Lipper Analytical Services, Inc. or the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, the FUND calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment dates. Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value. The FUND does not, for these purposes, deduct the pro rata share of the account opening fee which was in effect until December 1994 from the initial value invested. The FUND will, however, disclose the pro rata share of the account opening fee and will disclose that the performance data does not reflect such non-recurring charge and that inclusion of such charge would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                             PORTFOLIO TRANSACTIONS

         All orders for the purchase or sale of portfolio securities are placed on behalf of the FUND by the Portfolio Manager subject to the supervision of VCM and the Board of Directors and pursuant to authority contained in the Investment Advisory Contract and Sub-Advisory Agreements between the FUND and VCM, and VCM and the Portfolio Manager. In selecting such brokers or dealers, the Portfolio Manager will consider various relevant factors, including, but not limited to the best net price available, the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution efficiency, settlement capability, and financial condition of the broker-dealer firm, the broker-dealer's execution services rendered on a continuing basis and the reasonableness of any commissions.

         In addition to meeting the primary requirements of execution and price, brokers or dealers may be selected who provide research services, or statistical material or other services to the FUND or to the Portfolio Manager for the FUND's use, which in the opinion of the Board of Directors are reasonable and necessary to the FUND's normal operations. Those services may include economic studies, industry studies, security analysis or reports, sales literature and statistical services furnished either directly to the FUND or to the Portfolio Manager. Such allocation shall be in such amounts as VCM shall determine and the Portfolio Manager shall report regularly to VCM who will in turn report to the Board of Directors on the allocation of brokerage for such services.

         The receipt of research from broker-dealers may be useful to the Portfolio Manager in rendering investment management services to its other clients, and conversely, such information provided by brokers or dealers who have executed orders on behalf of the Portfolio Manager's other clients may be useful to the Portfolio Manager in carrying out its obligations to the FUND. The receipt of such research may not reduce the Portfolio Manager's normal independent research activities.
         The Portfolio Manager is authorized, subject to best price and execution, to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the FUND and are authorized to use Federated Securities Corp. (the "Distributor"), and the Portfolio Manager or their affiliated broker-dealers on an agency basis, to effect a substantial amount of the portfolio transactions which are executed on the New York or American Stock Exchanges, Regional Exchanges and Foreign Exchanges where relevant, or which are traded in the Over-the-Counter market. Any profits resulting from brokerage commissions earned by the Distributor as a result of FUND transactions will accrue to the benefit of the shareholders of the Distributor who are also shareholders of VCM. The Investment Advisory Contract does not provide for any reduction in the management fee as a result of profits resulting from brokerage commissions effected through the Distributor. In addition, the Sub-Advisory Agreement between VCM and the Portfolio Manager does not provide for any reduction in the advisory fees as a result of profits resulting from brokerage commissions effected through the Portfolio Manager or any affiliated brokerage firms. For the period from May 1, 1996 through September 30, 1996 and for the fiscal years ended April 30, 1996, 1995 and 1994, the FUND incurred brokerage commission expenses of $305,931, $514,423, $395,000 and $654,000, respectively from the purchase and sale of portfolio securities.

         The Board of Directors had adopted certain procedures incorporating the standards of Rule 17e-1 issued under the Investment Company Act of 1940 (the "1940 Act") which requires that the commissions paid the Distributor or to the Portfolio Manager or to their affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the procedures also contain review requirements and require VCM to furnish reports to the Directors and to maintain records in connection with such reviews.

         Brokers or dealers who execute portfolio transactions on behalf of the FUND may receive commissions which are in excess of the amount of commission which other brokers or dealers would have charged for effecting such transactions provided the Portfolio Manager determines in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing brokers or dealers viewed in terms of a particular transaction or VCM's overall responsibilities to the FUND.

         It may happen that the same security will be held by other clients of VCM or of the Portfolio Manager. When the other clients are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by VCM to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. In some cases this system could have a detrimental effect on the price or volume of the security as far as the FUND is concerned. In other cases, however, the ability of the FUND to participate in volume transactions will produce better execution results for the FUND.

             DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the FUND and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the FUND or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

Qualification as a Regulated Investment Company

         The FUND has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the FUND is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Please note that the below-listed and defined "Short-Short Gain Test" has been repealed pursuant to the Taxpayer Relief Act of 1997, effective for taxable years beginning after the date of enactment. For purposes of the FUND, the effective date of the repeal will be October 1, 1997. Distributions by the FUND made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         If the FUND has a net capital loss (i.e., the excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss which can be used to offset capital gains in such years.

         In addition to satisfying the Distribution Requirement, a regulated investment company must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the FUND may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the FUND from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the FUND at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

         In general, gain or loss recognized by the FUND on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the FUND held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Section 1256, will generally be treated as ordinary income or loss.

         In general, for purposes of determining whether capital gain or loss recognized by the FUND on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (i) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (ii) the asset is otherwise held by the FUND as part of a "straddle" (which term generally excludes a situation where the asset is stock and the FUND grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (iii) the asset is stock and the FUND grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i) above. In addition, the FUND may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by the FUND on the lapse of, or any gain or loss recognized by the FUND from a closing transaction with respect to, an option written by the FUND will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the FUND will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the FUND may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

         Certain transactions that may be engaged in by the FUND (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (except for Section 1256 forward foreign currency contracts, which are subject to the Section 988 Rules). The FUND may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the FUND that are not Section 1256 contracts. The Internal Revenue Service has held in several private rulings that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256.

         The FUND may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the FUND invests in a PFIC, it may elect to treat the PFIC as a qualifying electing fund (a "QEF") in which event the FUND will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the FUND receives distributions of any such ordinary earnings or net capital gain from the PFIC. If the FUND does not (because it is unable to, chooses not to or otherwise) elect to treat the PFIC as a QEF, then in general (i) any gain recognized by the FUND upon a sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the FUND from the PFIC will be allocated ratably over the FUND's holding period of its interest in the PFIC, (ii) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the FUND's gross income for such year as ordinary income (and the distribution of such portion by the

FUND to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the FUND level), (iii) the FUND shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (A) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year plus (B) interest on the amount determined under clause (A) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and
(iv) the distribution by the FUND to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the FUND thereon) will again be taxable to the shareholders as an ordinary income dividend.

         Under recently proposed Treasury Regulations a Fund can elect to recognize as gain the excess, as of the last day of its taxable year, of the fair market value of each share of PFIC stock over the FUND's adjusted tax basis in that share ("mark to market gain"). Such mark to market gain will be included by the Fund as ordinary income, such gain will not be subject to the Short-Short Gain Test, and the FUND's holding period with respect to such PFIC stock commences on the first day of the next taxable year. If the Fund makes such election in the first taxable year it holds PFIC stock, the Fund will include ordinary income from any mark to market gain, if any, and will not incur the tax described in the previous paragraph.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

         In addition to satisfying the requirements described above, the FUND must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the FUND's taxable year, at least 50% of the value of the FUND's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the FUND has not invested more than 5% of the value of the FUND's total assets in securities of such issuer and as to which the FUND does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the FUND controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument.

         Although the FUND's management and the Portfolio Manager will endeavor to manage the FUND's portfolio so that the FUND's investment in Physical Precious Metals Investments (as defined in the Prospectus) does not result in its failure to satisfy the asset diversification test or the source of income requirement described above, the FUND's management reserves the right to depart from this policy whenever, in its sole judgment, it is deemed in the best interests of the FUND and its shareholders to do so. If for any taxable year the FUND does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the FUND's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders. According to an Internal Revenue Service announcement of Treasury regulations to be promulgated, if the FUND qualifies and elects to be taxed as a regulated investment company after not qualifying as a regulated investment company for more than one year, the FUND will be subject to federal income tax on the amount of the net unrealized gain on its assets at the time of requalification (or, if the FUND so elects, at the time such net unrealized gain is recognized during the following ten year period).

Excise Tax on Regulated Investment Companies

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determine ordinary taxable income for the succeeding calendar year).

         The FUND intends to make sufficient distributions or deemed distributions of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.

         The FUND may either retain or distribute to shareholders its net capital gain for each taxable year. The FUND currently intends to distribute any such amounts. Met capital gain distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares or whether such gain was recognized by the FUND prior to the date on which the shareholder acquired his shares.

         Ordinary income dividends paid by the FUND with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the FUND from domestic corporations for the taxable year. A dividend received by the FUND will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the FUND has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4):
(i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the FUND has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical stock; (2) to the extent that the FUND is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (I) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the FUND of (ii) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

         Alternative Minimum Tax ("ATM") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at the rate of 26% (or 28% for taxable income in excess of $175,000) for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporate's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the FUND into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

         Investment income that may be received by the FUND from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the FUND to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the FUND's assets to be invested in various countries is not known. If more than 50% of the value of the FUND's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the FUND may elect to "pass through" to the FUND's shareholders the amount of foreign taxes paid by the FUND. If the FUND so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the FUND, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the FUND representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax advisor regarding the potential application of foreign tax credits.

         Distributions by the FUND that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by the FUND will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the FUND (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the FUND reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the FUND, distributions of such amounts will be taxable to the shareholder as dividends in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by the FUND into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the FUND) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         The FUND will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the FUND that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares

         A shareholder will recognize gain or loss on the sale or redemption of shares of the FUND in an amount equal to the difference between the precedes of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the FUND within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the FUND will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code

Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the FUND is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the FUND is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having been paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the FUND and capital gain dividends.

         If the income from the FUND is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the FUND will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign noncorporate shareholder, the FUND may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the FUND with proper notification of its foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the FUND, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

         The foregoing general discussion of U.S. federal income tax consequences is bases on the Code and the Treasury Regulation issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expresses herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in the FUND under their particular circumstances.

                           THE MANAGEMENT OF THE FUND
Officers and Directors are listed with their addresses, birthdates, and present positions with Blanchard Precious Metals Fund, and principal occupations.


John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA               Chairman and Director of the Fund; Chairman and
Birthdate: July 28, 1924     Trustee, Federated Investors, Federated Advisers, Federated Management,
                             and Federated Research; Chairman and Director, Federated Research
                             Corp. and Federated Global Research Corp.; Chairman, Passport Research,
                             Ltd.; Chief Executive Officer and Director or Trustee of the Funds.
                             Mr. Donahue is the father of J. Christopher
                             Donahue, Executive Vice President of the Trust.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate: February 3, 1934     Director of the Fund; Chairman of the Board,
                                Children's
                                Hospital of
                                Pittsburgh
                                formerly, Senior
                                Partner, Ernst &
                                Young LLP;
                                Director, MED 3000
                                Group, Inc.;
                                Director, Member
                                of Executive
                                Committee,
                                University of
                                Pittsburgh;
                                Director or
                                Trustee of the
                                Funds.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates,
  Inc., Realtors
3255 Tamiami Trail North
Naples, FL                            Director of the Fund; President, Investment
Birthdate: June 23, 1937              Properties Corporation; Senior Vice-President, John R. Wood and
                                      Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property
                                      Management, Inc. and Northgate Village Development Corporation;
                                      Director or Trustee of the Funds.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA                        Director of the Fund; Director and Member of the
Birthdate: July 4, 1918               Executive Committee, Michael Baker, Inc.; formerly, Vice
                                      Chairman and Director, PNC Bank, N.A., and PNC Bank Corp. and
                                      Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

James E. Dowd
571 Hayward Mill Road
Concord, MA                           Director of the Fund; Attorney-at-law; Director,
Birthdate: May 18, 1922               The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.





Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA                        Director of the Fund; Professor of Medicine,
Birthdate: October 11, 1932           University of Pittsburgh; Medical Director, University of Pittsburgh
                                      Medical Center - Downtown; Member, Board of Directors, University of
                                      Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and
                                      Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of
                                      the Funds.

Edward L. Flaherty, Jr.@
Miller Ament Henny & Kochuba
205 Ross Street                       Director of the Fund; Attorney of Counsel, Miller,
Pittsburgh, PA                        Ament, Henny & Kochuba; Director, Eat'N Park
Birthdate: June 18, 1924              Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A.,
                                      Western Region; Director or Trustee of the Funds. .

Edward C. Gonzales*
Federated Investors Tower
Pittsburgh, PA                        President, Treasurer and Director of the
Birthdate: October 22, 1930           Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice
                                      President, Federated Advisers, Federated Management, Federated Research,
                                      Federated Research Corp., Federated Global Research Corp. and
                                      Passport Research, Ltd.; Executive Vice President and Director, Federated
                                      Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee
                                      or Director of some of the Funds; President, Executive Vice
                                      President and Treasurer of some of the Funds.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL                        Director of the Fund; Consultant; Former State
Birthdate: March 16, 1942             Representative, Commonwealth of Massachusetts; formerly,
                                      President, State Street Bank and Trust Company and State Street Boston
                                      Corporation; Director or Trustee of the Funds.

Gregor F. Meyer
203 Kensington Ct.
Pittsburgh, PA                        Trustee of the Fund; Chairman, Meritcare, Inc.;
Birthdate: October 6, 1926            Director, Eat'N Park Restaurants, Inc.; Retired from the law firm of Miller, Ament, Henny & Kochuba; Director or Trustee of the
                                      Funds.

John E. Murray, Jr., J.D., S.J.D.
Duquesne University
Pittsburgh, PA                        Director of the Fund; President, Law Professor,
Birthdate: December 20, 1932          Duquesne University; Consulting Partner, Mollica & Murray;
                                      Director or Trustee of the Funds.





Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA                        Director of the Fund; Professor, International
Birthdate: September 14, 1925         Politics; Management Consultant; Trustee, Carnegie Endowment for
                                      International Peace, RAND Corporation, Online Computer Library Center,
                                      Inc., National Defense University, and U.S. Space Foundation;
                                      President Emeritus, University of Pittsburgh; Founding Chairman;
                                      National Advisory Council for Environmental Policy and
                                      Technology, Federal Emergency Management Advisory Board and
                                      Czech Management Center, Prague;
                                      Director or Trustee of the Funds. .

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA                        Director of the Fund; Public
Birthdate: June 21, 1935              Relations/Marketing/Conference Planning; Director or Trustee
                                      of the Funds.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA                        Executive Vice President of the Fund; President
Birthdate: April 11, 1949             and Trustee, Federated Investors, Federated Advisers, Federated
                                      Management, and Federated Research:; President and Director, Federated
                                      Research Corp. and Federated Global Research Corp.; President,
                                      Passport Research, Ltd.; Trustee, Federated Shareholder Services
                                      Company, and Federated Shareholder Services; Director, Federated
                                      Services Company; President or Executive Vice President of the Funds;
                                      Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA                        Executive Vice President, and Secretary
Birthdate: October 26, 1938           of the Fund; Executive Vice President, Secretary, and Trustee,
                                      Federated Investors; Trustee, Federated Advisers, Federated Management,
                                      and Federated Research; Director, Federated Research Corp. and
                                      Federated Global Research Corp.; Trustee, Federated Shareholder Services
                                      Company; Director, Federated Services Company; President and Trustee,
                                      Federated Shareholder Services; Director, Federated Securities Corp.;
                                      Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.





Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA                        Vice President of the Fund; Executive Vice
Birthdate: May 17, 1923               President and Trustee, Federated
                                      Investors,
                                      Chairman and
                                      Director,
                                      Federated
                                      Securities Corp.;
                                      President or Vice
                                      President of some
                                      of the Funds;
                                      Director or
                                      Trustee of some of
                                      the Funds.

* This Trustee is deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended.

     @ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.

         As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc. ; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Peachtree Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Starburst Funds; The Starburst Funds II; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc.

Fund Ownership

         As of August 1, 1997, Officers and Directors own less than 1% of the outstanding shares of each Fund.
         To the best knowledge of the FUND, as of August 1, 1997, the following shareholders owned 5% or more of the outstanding shares of the FUND: Charles Schwab & Co., Inc., San Francisco, CA owned approximately 809,897 shares (6.71%) and National Financial Services Corp., New York, NY, for the exclusive benefit of its customers owned approximately 640,514 shares (5.30%).


Officers and Directors Compensation

-------------------------------------- ------------------------------------- -------------------------------------
NAME, POSITION                         AGGREGATE COMPENSATION FROM           TOTAL COMPENSATION PAID TO TRUSTEES
WITH THE TRUST                         THE TRUST                             FROM THE FUND AND FUND COMPLEX*
-------------------------------------- ------------------------------------- -------------------------------------
-------------------------------------- ------------------------------------- -------------------------------------
John F. Donahue, Chairman and          $0                                    $0 for the Fund Complex
Director
Thomas G. Bigley, Director             $1,384                                $3,563 for the Fund Complex
John T. Conroy, Jr., Director          $1,510                                $3,888 for the Fund Complex
William J. Copeland, Director          $1,510                                $3,888 for the Fund Complex
James E. Dowd, Director                $1,510                                $3,888 for the Fund Complex
Lawrence D. Ellis, M.D., Director      $1,384                                $3,563 for the Fund Complex
Edward L. Flaherty, Jr., Director      $1,510                                $3,888 for the Fund Complex
Edward C. Gonzales, President and      $0                                    $0 for the Fund Complex
Director
Peter E. Madden, Director              $1,384                                $3,563 for the Fund Complex
Gregory F. Meyer, Director             $1,384                                $3,563 for the Fund Complex
John E. Murray, Jr., J.D., S.J.D.,     $1,384                                $3,563 for the Fund Complex
Director
Wesley W. Posvar, Director             $1,384                                $3,563 for the Fund Complex
Marjorie P. Smuts                      $1,384                                $3,563 for the Fund Complex
Director

* The total compensation is provided for the Fund Complex, which consists of the Blanchard Precious Metals Fund, The Virtus Funds, and the Trust. The information is provided for Blanchard Funds and Blanchard Precious Metals Fund, Inc. and The Virtus Funds for the fiscal year ended 9/30/96.

                               MANAGEMENT SERVICES

Manager of the Fund

         The Trust's manager is Virtus Capital Management, Inc. ("VCM"), which is a wholly-owned subsidiary of Signet Banking Corporation. Because of the internal controls maintained by Signet Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Signet Bank's or its affiliates' lending relationships with an issuer.

         The Manager shall not be liable to the Fund, or any shareholder of any of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund.

Management Fees

         For its services, VCM receives an annual management fee as described in the prospectus. VCM became the FUND's Manager on July 12, 1995. Prior to July 12, 1995, Sheffield Management Company served as the FUND's Manager. For the period from May 1, 1996 through September 30, 1996, VCM earned $442,945, none of which was voluntarily waived. For the fiscal year ended April 30, 1996, VCM earned $675,300 and Sheffield Management Company earned $165,642. For the fiscal years ended April 30, 1995 and 1994, the aggregate amounts paid or accrued by the Fund to the Sheffield Management Company under the then existing management agreement were $765,766 and $602,610, respectively. The prior manager was not required to reimburse the Fund for any expenses during the years ended April 30, 1995 and 1994.

                          PORTFOLIO MANAGEMENT SERVICES

         Pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") between VCM and the portfolio manager, Cavelti Capital Management, Ltd. (the "Portfolio Manager"), VCM has delegated to the Portfolio Manager the authority and responsibility to make and execute decisions for the Fund within the framework of the FUND's investment policies, subject to review by VCM and the Board of Directors of the Fund. Under the terms of the Sub-Advisory Agreement, the Portfolio Manager has discretion to purchase and sell securities, except as limited by the FUND's investment objective, policies and restrictions.
         The Sub-Advisory Agreement provides for the payment to the Portfolio Manager, by VCM, of monthly compensation based on the FUND's average daily net assets for providing investment advice to the Fund and managing the investment of the assets of the Fund. These fees are determined by applying the following annual rates to the FUND's average daily net assets: .30% of the FUND's net assets up to the first $150 million; .2625% of the FUND's net assets in excess of $150 million but less than $300 million; and .225% of the FUND's net assets in excess of $300 million. The Agreement provides that the Portfolio Manager's fee shall be reduced proportionately based on the ratio of the Portfolio Manager's fee to VCM's fee in the event VCM's fee is reduced as a result of a state expense limitation. For the period from May 1, 1996 through September 30, 1996, the aggregate amount paid or accrued by VCM to the Portfolio Manager under the Sub-Advisory Agreement was $132,884. For the fiscal year ended April 30, 1996, the aggregate amounts paid or accrued by VCM or the prior manager to the Portfolio Manager under the Sub-Advisory Agreement was $263,638. For the fiscal years ended April 30, 1995 and 1994, the aggregate amounts paid or accrued by the prior manager to the Portfolio Manager under the Sub-Advisory Agreement were $227,033 and $170,058, respectively.

         The Sub-Advisory Agreement, dated July 11, 1995, was approved by the FUND's Directors on March 24, 1995 and the FUND's shareholders on July 11, 1995. The Sub-Advisory Agreement provides that it may be terminated without penalty by either the Fund or the Portfolio Manager at any time by the giving of 60 days' written notice to the other and terminates automatically in the event of "assignment", as defined in the Investment Company Act. The Sub-Advisory Agreement provides that, unless sooner terminated, it shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by a vote of the majority of the outstanding voting securities of the Fund, provided, that in either event, such continuance is also approved by the vote of the majority of the Directors who are not parties cast in person at a meeting called for the purpose of voting on such approval.

                                    CUSTODIAN

         Signet Trust Company is custodian for the securities and cash of the Fund. Under the Custodian Agreement, Signet Trust Company holds the Funds' portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The custodian receives a fee at an annual rate of .05% on the first $10 million of average net assets of each of the six respective portfolios and .025% on average net assets in excess of $10 million. There is a $20 fee imposed on each transaction. The custodian fee received during any fiscal year shall be at least $1,000 per Fund.

                             ADMINISTRATIVE SERVICES

         Federated Administrative Services, which is a subsidiary of Federated Investors, provides administrative personnel and services to the Funds for the fees set forth in the prospectus. For the period from May 1, 1996 through September 30, 1996, and for the fiscal year ended April 30, 1996, Federated Administrative Services earned $42,307 and $73,038, respectively, in administrative services fees. For the fiscal years ended April 30, 1995 and 1994, the administrative services fees were included as part of the Management fee.

                                DISTRIBUTION PLAN

         The Fund has adopted a Plan for Shares of the Fund pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company of 1940. The Plan provides that the Funds' Distributor shall act as the Distributor of shares, and it permits the payment of fees to brokers and dealers for distribution and administrative services and to administrators for administrative services. The Plan is designed to (I) stimulate brokers and dealers to provide distribution and administrative support services to the Fund and its shareholders and (ii) stimulate administrators to render administrative support services to the Fund and its shareholders. These services are to be provided by a representative who has knowledge of the shareholders' particular circumstances and goals, and include, but are not limited to: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investment of client account designations, and addresses; and providing such other services as the Director reasonably requests. For the period from May 1, 1996 through September 30, 1996 and for the fiscal year ended April 30, 1996, the FUND accrued payments under the Plan amounting to $332,209 and $630,406, respectively.

         Other benefits which the Fund hopes to achieve through the Plan include, but are not limited to the following: (1) an efficient and effective administrative system; (2) a more efficient use of assets of shareholders by having them rapidly invested in the Fund with a minimum of delay and administrative detail; and (3) an efficient and reliable records system for shareholders and prompt responses to shareholder requests and inquiries concerning their accounts.

         By adopting the Plan, the then Board of Directors expected that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objectives. By identifying potential investors in shares whose needs are served by the FUND's objectives, and properly servicing these accounts, the Fund may be able to curb sharp fluctuations in rates of redemptions and sales.

                             DESCRIPTION OF THE FUND

         The FUND is a Maryland corporation. The FUND's authorized shares consist of 1,000,000,000 shares of common stock, par value $.001 per share. Shares of the FUND entitle the holders to one vote per share. The shares have no preemptive or conversion rights. The voting and dividend rights, the right of redemption and the privilege of exchange are described in the Prospectus. Shares are fully paid and non-assessable.

         The FUND may be terminated upon the sale of its assets to another open-end management investment company if approved by the vote of the holders of a majority of the outstanding shares of the FUND. The FUND may also be terminated upon liquidation and distribution of its assets, if approved by a majority shareholder vote of the FUND. Shareholders of the FUND shall be entitled to receive distributions as a class of the assets belonging to the FUND. The assets of the FUND received for the issue or sale of the shares of the FUND and all income earnings and the proceeds thereof, subject only to the rights of creditors, are specifically allocated to the FUND, and constitute the underlying assets of the FUND.

                               SHAREHOLDER REPORTS

         Shareholders will receive reports semi-annually showing the investments of the FUND and other information. In addition, shareholders will receive annual financial statements audited by the FUND's independent accountants.

         The financial statements for the period from May 1, 1996 through September 30, 1996 and for the semi-annual reporting period ended April 30, 1997, are incorporated herein by reference from the FUND's Annual Report dated September 30, 1996 and the Semi-Annual Report dated May 31, 1997. A copy of the Annual Report and Semi-Annual Report for the Fund may be obtained without charge by contacting Signet Financial Services, Inc. at 1-800-829-3863.









Cusip 093254100
G01386-10


PART C. OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits

          (a) Financial Statements. Incorporated by reference from the Fund's Annual Report dated November 30, 1996 and the Fund's Semi-Annual Report dated April 30, 1997.

 (b)      Exhibits
          1.    (i) Declaration of Trust of Registrant.(1)
                (ii) Amendment of Declaration of Trust.(2)
          2.    By-laws of Registrant.(1)
          3.    Not Applicable
          4. Specimen certificate for shares of beneficial interest of Registrant.(2)
          5. (i) Conformed copy of Management Contract between Registrant and Virtus Capital Management, Inc. (6)
                (ii) Conformed copy of the Sub-Advisory Agreement between the Blanchard Precious Metals Fund, Inc., and Cavelti Capital Management Ltd. (6)
          6. (i)Conformed copy of Distributor's Contract through and including Exhibit A, between Registrant and Federated Securities Corp. (6)
          7.    Not Applicable.
          8. (i) Conformed copy of Custodian Contract between Registrant, and Signet Trust Company.(6)
                (ii) Conformed Copy of Agreement for Fund Accounting, Shareholder Recordkeeping and Custody Services Procurement between Registrant, and Federated Services Company. +
                (iii) Conformed copy of Subcustodian Agreement between Signet Trust Company and Canadian Imperial Bank of Commerce;(6)
                (iv) Conformed Copy of Amendment #1 to Custodian Contract. +
          9. (i) Conformed copy of Administrative Services Agreement between Registrant, and Federated Administrative Services.(6)
          10.   Not applicable.
          11.   Conformed copy of consent of independent accountants. +
          12.   Not applicable.
          13.   Conformed Copy of Agreement re: initial $100,000 capital. +
          14.   Not applicable.
--------

+        All Exhibits Have been filed electronically.
1        Previously filed on August 23, 1987 in the Registrant's Registration
         Statement.
2        Previously filed on April 20, 1988 in Pre-Effective Amendment No. 2 to the Registrant's Registration Statement.
3        Previously filed on June 10, 1988 in Pre-Effective Amendment No. 3 to the Registrant's Registration Statement.
4        Previously filed on July 3, 1990 in Post-Effective Amendment No. 3 to the Registrant's Registration Statement.
5        Previously filed on August 30, 1991 in Post-Effective Amendment No. 4 to the Registrant's Registration Statement.
6        Previously filed on August 19, 1996 in Post-Effective Amendment No.
          11 to the Registrant's Registration Statement.

           15.   (i) Conformed copy of Distribution Plan.(6)
                 (ii) Copy of 12b-1 Agreement. (6)
           16.   (i) Copy of Schedule of Performance Quotations. (4)
           17.   Copy of Financial Data Schedules. +
           18.   Not applicable.
           19.   Conformed Copy of Power of Attorney;+


ITEM 25. Persons Controlled By or Under Common Control with Registrant

                  See "The Manager and Management Agreement" in the Prospectus and Statement of Additional Information.


ITEM 26. Number of Holders or Securities



                                      Number of Record Holders
        Title of Class                    as of August 1, 1997

          BPMF, Inc.                            9,006

ITEM 27. Indemnification (20)

ITEM 28. Business and Other Connections or Investment Adviser

                  For a description of the other business of Virtus Capital Management, Inc. see "Management of the Funds" in Part A. The officers of Virtus Capital Management, Inc. are:

John S. Hall            President, Chief         President & CIO, VCM since
                        Investment Officer &     July 31, 1997; Managing
                        Director                 Director of Fixed Income and
                                                 Fixed Income Portfolio Manager,
                                                 VCM, since May, 1995; Senior
                                                 Fixed Income Portfolio Manager
                                                 (1992 to May, 1995)
                                                 Hibernia National Bank

Tanya Orr Bird          Vice President and       Equity Portfolio Manager, VCM,
                        and Director             since September, 1995;
                                                 Director, VCM, (October, 1994
                                                 to September, 1995);
                                                 Consultant, William M. Mercer
                                                 Asset Planning Inc., (1989 to
                                                 October 1994).
------------------------

+        All Exhibits Have been filed electronically.
4        Previously filed on July 3, 1990 in Post-Effective Amendment No. 3 to the Registrant's Registration Statement.
6        Previously filed on August 19, 1996 in Post-Effective Amendment No. 11 to the Registrant's Registration Statement.
20       Previously filed on February 27, 1996 in Post-Effective Amendment No.
          33 to the Registrant's Registration Statement.

 ITEM 29.         Principal Underwriters

         (a) Federated Securities Corp., the Distributor for shares of the Registrant, also acts as principal underwriter for the following open-end investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; BayFunds; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Independence One Mutual Funds; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Marshall Funds, Inc.; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Peachtree Funds; RIMCO Monument Funds; SouthTrust Vulcan Funds; Star Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Biltmore Funds; The Biltmore Municipal Funds; The Monitor Funds; The Planters Funds; The Starburst Funds; The Starburst Funds II; The Virtus Funds; Tower Mutual Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Vision Group of Funds, Inc.; WesMark Funds; and World Investment Series, Inc.

Federated Securities Corp. also acts as principal underwriter for the following closed-end investment company: Liberty Term Trust, Inc.- 1999.


                  (b)

              (1)                                         (2)                                   (3)
Name and Principal                             Positions and Offices                  Positions and Offices
 Business Address                                 With Underwriter                      With Registrant

Richard B. Fisher                              Director, Chairman, Chief                         --
Federated Investors Tower                      Executive Officer, Chief
Pittsburgh, PA 15222-3779                      Operating Officer, Asst.
                                               Secretary, and Asst.
                                               Treasurer, Federated
                                               Securities Corp.

Edward C. Gonzales                             Director, Executive Vice                  President
Federated Investors Tower                      President, Federated,                     Treasurer and
Pittsburgh, PA 15222-3779                      Securities Corp.                          Director

Thomas R. Donahue                              Director, Assistant Secretary,            --
Federated Investors Tower                      Assistant Treasurer
Pittsburgh, PA 15222-3779                      Federated Securities Corp

John B. Fisher                                 President-Institutional Sales,            --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

James F. Getz                                  President-Broker/Dealer,                          --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Mark R. Gensheimer                             Executive Vice President of                       --
Federated Investors Tower                      Bank/Trust, Federated
Pittsburgh, PA 15222-3779                      Securities Corp.

David M. Taylor                                Executive Vice President                          --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Mark W. Bloss                                  Senior Vice President,                            --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard W. Boyd                                Senior Vice President,                            --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Laura M. Deger                                 Senior Vice President,                            --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Theodore Fadool, Jr.                           Senior Vice President,                            --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Bryant R. Fisher                               Senior Vice President,                            --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Christopher T. Fives                           Senior Vice President,                            --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

James S. Hamilton                              Senior Vice President,                            --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779





James M. Heaton                                Senior Vice President,                            --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Keith Nixon                                    Senior Vice President,                            --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Solon A. Person, IV                            Senior Vice President,                            --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Timothy C. Pillion                             Senior Vice President,                            --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Thomas E. Territ                               Senior Vice President,                            --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Teresa M. Antoszyk                             Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

John B. Bohnet                                 Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Byron F. Bowman                                Vice President, Secretary,                        --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Jane E. Broeren-Lambesis                       Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Dale R. Browne                                 Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Mary J. Combs                                  Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

R. Edmond Connell, Jr.                         Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

R. Leonard Corton, Jr.                         Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Kevin J. Crenny                                Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Daniel T. Culbertson                           Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

G. Michael Cullen                              Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779





William C. Doyle                               Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Jill Ehrenfeld                                 Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Mark D. Fisher                                 Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Joseph D. Gibbons                              Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

John K. Goettlicher                            Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Craig S. Gonzales                              Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard C. Gonzales                            Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Bruce E. Hastings                              Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Beth A. Hetzel                                 Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

James E. Hickey                                Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Brian G. Kelly                                 Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

H. Joseph Kennedy                              Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Mark J. Miehl                                  Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard C. Mihm                                Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

J. Michael Miller                              Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Robert D. Oehlschlager                         Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779






Thomas A. Peters III                           Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Robert F. Phillips                             Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard A. Recker                              Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Eugene B. Reed                                 Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

George D. Riedel                               Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Paul V. Riordan                                Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

John Rogers                                    Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Brian S. Ronayne                               Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Thomas S. Schinabeck                           Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Edward L. Smith                                Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

David W. Spears                                Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

John A. Staley                                 Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Jeffrey A. Stewart                             Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard Suder                                  Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

William C. Tustin                              Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Paul A. Uhlman                                 Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779





Miles J. Wallace                               Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

John F. Wallin                                 Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard B. Watts                               Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Edward J. Wojnarowski                          Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Michael P. Wolff                               Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Edward R. Bozek                                Assistant Vice President,                         --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Terri E. Bush                                  Assistant Vice President,                         --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Charlene H. Jennings                           Assistant Vice President,                         --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Matthew S. Propelka                            Assistant Vice President,                         --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Denis McAuley  Treasurer,                                                                 --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Leslie K. Platt                                Assistant Secretary,                              --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

                   (c) Not applicable

ITEM  30.         Location of Accounts and Records

         The accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

     Blanchard Precious Metals Fund, Inc.        Federated Investors Tower
                                                 Pittsburgh, PA

     Federated Shareholder Services              P.O. Box 8600
     Company (Transfer Agent,Dividend            Boston, MA
     Disbursing Agent and
     Portfolio Recordkeeper)

     Federated Administrative                    Federated Investors Tower
     Services (Administrator)                    Pittsburgh, PA

     Virtus Capital Management, Inc.             707 East Main Street
     (Adviser)                                   Suite 1300
                                                 Richmond, VA

     Signet Trust Company                        7 North Eighth Street
     (Custodian)                                 Richmond, VA

ITEM 31. Management Services

                  Not applicable.

ITEM 32. Undertakings

                  Registrant hereby undertakes to comply with the provisions of
Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

                           Registrant undertakes to furnish each person to whom
a prospectus is delivered a copy of the latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, BLANCHARD PRECIOUS METALS FUND, INC., certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 26th day of August, 1997.


                      BLANCHARD PRECIOUS METALS FUND, INC.

                           BY: /s/C. Grant Anderson
                           C. Grant Anderson, Assistant Secretary
                           Attorney in Fact for John F. Donahue
                           August 26, 1997


      Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

      NAME                          TITLE                               DATE

By:   /s/C. Grant Anderson
      C. Grant Anderson          Attorney In Fact              August 26, 1997
      ASSISTANT SECRETARY        For the Persons
                                 Listed Below

John F. Donahue*                 Chairman and Director
                                 (Chief Executive Officer)

Edward C. Gonzales*              President, Treasurer and
                                 Director
                                 (Principal Financial and
                                  Accounting Officer)

Thomas G. Bigley*                Director

John T. Conroy, Jr.*             Director

William J. Copeland*             Director

James E. Dowd*                   Director

Lawrence D. Ellis, M.D.*         Director

Edward L. Flaherty, Jr.*         Director

Peter E. Madden*                 Director

Gregor F. Meyer*                 Director

John E. Murray, Jr.*             Director

Wesley W. Posvar*                Director

Marjorie P. Smuts*               Director

* By Power of Attorney